                                                   Registration No. 33-3243
                                                                   811-4602
============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                       POST-EFFECTIVE AMENDMENT NO. 21
                                      TO
                                   FORM S-6

                           REGISTRATION STATEMENT
                                  UNDER THE
                           SECURITIES ACT OF 1933

                       LBVIP VARIABLE INSURANCE ACCOUNT
                     (Exact Name of Unit Investment Trust)

            LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                             (Name of Depositor)

              625 Fourth Avenue South, Minneapolis, Minnesota 55415 (Complete Address of Depositor's Principal Executive Offices)

                               David J. Larson
                       Vice President and Secretary
           Lutheran Brotherhood Variable Insurance Products Company
                          625 Fourth Avenue South
                        Minneapolis, Minnesota  55415
                              (612) 340-7215
               (Name and Complete Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
  [X]  on May 1, 1997 pursuant to paragraph (b) of Rule 485
  [ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(i) of Rule 485
  [ ]  75 days after filing pursuant to paragraph (a)(ii) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

============================================================================

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

  [X]  filed the Notice required by that Rule on February 25, 1997; or
  [ ]  intends to file the Notice required by that Rule on or about (date);
       or
  [ ] during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

============================================================================

                           LBVIP VARIABLE INSURANCE ACCOUNT

                               CROSS REFERENCE SHEET
                           (Reconciliation and Tie Sheet)

Item Number of
  Form N-8B-2            Heading in the Prospectus
--------------           -------------------------

      1                  Cover Page
      2                  Cover Page
      3                  Not Applicable
      4                  Sales and Other Agreements
      5                  The Variable Account
      6                  The Variable Account
      7                  Not Applicable
      8                  Not Applicable
      9                  Legal Proceedings
      10                 Summary; Contract Benefits; Payment and
                           Allocation of Premiums; Death Benefit
                           Guarantee; Contract Rights; General
                           Provisions; Voting Rights
      11                 Summary; LB Series Fund, Inc.
      12                 LB Series Fund, Inc.; Sales and Other
                           Agreements
      13                 Summary; Charges and Deductions; LB Series
                           Fund, Inc.
      14                 LBVIP, Lutheran Brotherhood and the Variable
                           Account; Issuance of a Contract; General
                           Provisions
      15                 Payment and Allocation of Premiums
      16                 LBVIP, Lutheran Brotherhood and the Variable
                           Account; Payment and Allocation of Premiums
      17                 Summary; LB Series Fund, Inc.; Contract
                           Benefits; Charges and Deductions; Contract
                           Rights; General Provisions
      18                 LBVIP, Lutheran Brotherhood and the Variable
                           Account; Contract Benefits; Payment and
                           Allocation of Premiums; Contract Rights;
                           Safekeeping of the Variable Account's Assets
      19                 General Provisions; Voting Rights
      20                 Not Applicable
      21                 Loan Privileges
      22                 Not Applicable
      23                 Safekeeping of the Variable Account's
                           Assets; Sales and Other Agreements
      24                 Definitions; General Provisions
      25                 LBVIP, Lutheran Brotherhood and the Variable
                           Account
      26                 Not Applicable
      27                 LBVIP, Lutheran Brotherhood and the Variable
                           Account
      28                 LBVIP, Lutheran Brotherhood and the Variable
                           Account; Directors and Officers of LBVIP
      29                 LBVIP, Lutheran Brotherhood and the Variable
                           Account
      30                 Not Applicable
      31                 Not Applicable
      32                 Not Applicable
      33                 Not Applicable
      34                 Not Applicable
      35                 Sales and Other Agreements
      36                 Not Applicable
      37                 Not Applicable
      38                 Summary; Sales and Other Agreements
      39                 Summary; Sales and Other Agreements
      40                 Not Applicable
      41                 Summary; Sales and Other Agreements
      42                 Not Applicable
      43                 Not Applicable
      44                 Summary; LBVIP, Lutheran Brotherhood and the
                           Variable Account; Accumulated Value and Cash
                           Surrender Value; Payment and Allocation of
                           Premiums; Charges and Deductions; Employment-Related Benefit Plans
      45                 Not Applicable
      46                 Summary; LB Series Fund, Inc.; Charges and
                           Deductions
      47                 LBVIP, Lutheran Brotherhood and the Variable
                           Account; Payment and Allocation of Premiums
      48                 Not Applicable
      49                 Not Applicable
      50                 LBVIP, Lutheran Brotherhood and the Variable
                           Account
      51 Cover Page; Summary; LBVIP and Lutheran Brotherhood; Contract Benefits; Payment and Allocation of Premiums; Charges and Deductions; Contract Rights; General Provisions
      52                 Addition, Deletion or Substitution of Investments
      53                 Federal Tax Matters
      54                 Not Applicable
      55                 Not Applicable
      56                 Not Applicable
      57                 Not Applicable
      58                 Not Applicable
      59                 Financial Statements

                                   Prospectus

                        ----------------------------------
                                Flexible Premium
                         Variable Life Insurance Contract
                                   Issued By
                         Lutheran Brotherhood Variable
                           Insurance Products Company
            625 Fourth Avenue South * Minneapolis, Minnesota 55415 *
                          (800) 423-7056 * (612) 340-7210

                       ----------------------------------


This Prospectus describes a flexible premium variable life insurance contract (the "Contract") being offered by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), a stock life insurance company that is an indirect subsidiary of Lutheran Brotherhood. LBVIP is offering the Contract only to persons who are eligible for membership in Lutheran Brotherhood, unless otherwise required by state law.

This Contract is designed to provide maximum flexibility in connection with premium payments and death benefits by giving the Contract owner the opportunity to allocate net premiums among investment alternatives with different investment objectives. A Contract owner may, subject to certain restrictions, including limitations on premium payments, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows a Contract owner to provide for changing insurance needs under a single insurance contract.

Prior to May 1, 1997, LBVIP issued a class of flexible premium variable contract ("prior contract" or "VUL 1" contracts), which will no longer be issued as various states approve the Contract. The VUL 1 contracts were sold from January 1987 until at least May 1, 1997, and until various states approve the Contract. Your LBVIP representative will be able to inform you whether the Contract has become available after May 1, 1997. Even though the VUL 1 contracts will no longer be issued, premium payments are still made under the VUL 1 contracts. This prospectus principally describes the Contract but also describes the VUL 1 contracts. The principal differences between the Contract and the VUL 1 contracts relate to the charges made by LBVIP, different premium classes, issue ages and maturity ages, and different ranges of face amounts. See the section entitled "APPENDIX D - PRIOR CONTRACTS" in the Prospectus.

In general, net premiums will be allocated to one or more of the Subaccounts of the Variable Account according to the Contract owner's instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund"). The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the six Portfolios of the Fund, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, the Opportunity Growth Portfolio, the World Growth Portfolio, and the Money Market Portfolio. The Contract owner bears the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.

Because the charges imposed upon early surrender or lapse may be significant, you should purchase a Contract only if you have the financial capability to keep it in force for a substantial period of time. Also, charges imposed upon surrender or lapse of the Contract will usually exceed the Accumulated Value of the Contract during the early Contract years, which means that payments sufficient to maintain the Death Benefit Guarantee will usually be required to avoid lapse during this period of time. Moreover, because additional charges may be imposed upon surrender or lapse after a requested increase in Face Amount, the Death Benefit Guarantee may be required to avoid lapse after a requested increase whenever the Accumulated Value is not sufficient to cover these additional charges.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
         BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
       SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
             THE ACCURACY OR ADEQUACY OF THE PROSPECTUS.
         ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  ----------------------------------

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of LB Series Fund, Inc.

                  ----------------------------------

            The date of this Prospectus is May 1, 1997.



                          TABLE OF CONTENTS

                                                                        Page
DEFINITIONS
SUMMARY
     The Contract
     Subaccounts of the Variable Account; Portfolios of the Fund
     Death Proceeds and Death Benefit Options
     Additional Insurance Benefits
     Amount of Accumulated Value and Cash Surrender Value
     Flexibility to Adjust Amount of Death Benefit
     Contract Issuance
     Allocation of Net Premiums
     Contract Lapse and Reinstatement
     Death Benefit Guarantee Protection
     Charges Assessed in Connection with the Contract
     Free Look Privileges
     Loan Privileges
     Exchange Privileges
     Surrender of the Contract
     Tax Treatment of Accumulated Value
     Tax Treatment of Death Benefits Received by the Beneficiary
     Employment-Related Benefit Plans
LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT
     LBVIP and Lutheran Brotherhood
     The Variable Account
     LB Series Fund, Inc.
     Performance Information
     Addition, Deletion or Substitution of Investments
CONTRACT BENEFITS
     Death Benefits
     Accumulated Value and Cash Surrender Value
Payment of Contract Benefits
PAYMENT AND ALLOCATION OF PREMIUMS
     Issuance of a Contract
     Amount and Timing of Premiums
     Allocation of Premiums and Accumulated Value
CHARGES AND DEDUCTIONS
     Premium Expense Charges
     Accumulated Value Charges
     Decrease Charge
     Monthly Deduction
     Partial Surrender Charge
     Charges Against the Variable Account
DEATH BENEFIT GUARANTEE
CONTRACT RIGHTS
     Loan Privileges
     Surrender Privileges
     Free Look Privileges
     Exchange Privileges
GENERAL PROVISIONS
     Postponement of Payments
     Date of Receipt
     The Contract
     Suicide
     Incontestability
     Change of Owner or Beneficiary
     Assignment as Collateral
     Misstatement of Age or Gender
     Due Proof of Death
     Reports to Contract Owners
     Additional Insurance Benefits
     Charitability for Life
     Accelerated Benefits Rider
     Reservation of Certain Rights
FEDERAL TAX MATTERS
     Contract Proceeds
     Taxation of the Company
EMPLOYMENT-RELATED BENEFIT PLANS
VOTING RIGHTS
DIRECTORS AND OFFICERS OF LBVIP
     Directors
     Executive Officers
SALES AND OTHER AGREEMENTS
LEGAL PROCEEDINGS
LEGAL MATTERS
EXPERTS
FURTHER INFORMATION
FINANCIAL STATEMENTS
APPENDIX A - Illustrations of Death Benefits, Accumulated Values
             and Cash Surrender Values
APPENDIX B - Deferred Administrative Charges Per $1,000 of Face Amount APPENDIX C - Initial Monthly Administrative Charges Per $1,000 of
             Face Amount
APPENDIX D - PRIOR CONTRACTS


Replacing existing insurance with a Contract described in this Prospectus may not be to your advantage. In addition, it may not be to your advantage to purchase this Contract to obtain additional insurance protection if you already own another life insurance contract.

This Prospectus does not constitute an offering or solicitation in any jurisdiction in which such offering or solicitation may not be lawfully made. No person is authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus or the accompanying Fund prospectus and, if given or made, such information or representations must not be relied upon as having been authorized.

This entire Prospectus should be read to completely understand the Contract being offered.

The primary purpose of the Contract is to provide insurance protection for the beneficiary named in the Contract. No claim is made that the Contract is in any way similar or comparable to a systematic investment plan of a mutual fund.


                            DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value should be distinguished from the Cash Surrender Value. The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with LBVIP. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by LBVIP and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate LBVIP for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by LBVIP and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (i) the Date of Issue; (ii) the date LBVIP receives the first premium payment on the Contract at its Home Office; and
(iii) any other date mutually agreed upon by LBVIP and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to LBVIP upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made. The maximum amount of the Deferred Administrative Charge is determined at Contract issuance. A separate Deferred Administrative Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount. The sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge equals the Decrease Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge" at page 34.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows the application for the Contract and its issuance to the Contract Owner (the "initial Free Look Period") and which also follows any application for and approval of an increase in Face Amount. During the initial Free Look Period, the Contract Owner may cancel the Contract and receive a refund. During a Free Look Period that applies following a requested increase in Face Amount, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund.  LB Series Fund, Inc., which is described in the accompanying
Prospectus.

General Account. The assets of LBVIP other than those allocated to the Variable Account or any other separate account.

Home Office. LBVIP's office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or such other office as LBVIP shall specify in a notice to the Contract Owner.

Initial Monthly Charge. An initial monthly charge to reimburse LBVIP for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions. A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured.  The person upon whose life the Contract is issued.

LBVIP. Lutheran Brotherhood Variable Insurance Products Company, which is an indirect subsidiary of Lutheran Brotherhood.

LBVIP Representative. A person who is licensed by state insurance officials to sell the Contracts and who is also a registered representative of Lutheran Brotherhood Securities Corp.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to LBVIP's General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of "Debt" above), in that Contract Debt excludes any unearned prepaid loan interest.

Lutheran Brotherhood ("LB"). Lutheran Brotherhood, a fraternal benefit society organized under the laws of the State of Minnesota and owned by and operated for its members, and which acts as investment adviser to the Fund.

Minimum Conditional Insurance Premium. The premium required to put temporary insurance coverage into effect on a conditional basis.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month); the Initial Monthly Charge; and charges for additional insurance benefits. The definition of "Monthly Deduction" in the Contract also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium.  The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). LBVIP reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LBVIP Variable Insurance Account, which is a separate account of LBVIP. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by LBVIP at its Home Office.


                                SUMMARY

The Contract

This flexible premium variable life insurance contract (the "Contract") issued by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") allows the Contract Owner, subject to certain limitations, to make premium payments in any amount up to the Insured's Attained Age 100 and at any frequency. As long as the Contract remains in force, it will provide for
(1) life insurance coverage on the named Insured; (2) Accumulated Value; (3) surrender rights and Contract loan privileges; and (4) a variety of additional insurance benefits. The Contract described in this Prospectus is being offered by LBVIP to provide protection against economic loss when the Insured dies, and not primarily as an investment.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments, even though each Contract Owner may establish a schedule of periodic premium payments ("Scheduled Premiums") which may be changed by the Contract Owner at any time. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums". The Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, vary to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

The failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, the payment of premiums in any amount of frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE". In general, subject to the Death Benefit Guarantee, the Contract will lapse when (a) Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or (b) Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

LBVIP will require satisfactory evidence of insurability before issuing any Contract.

LBVIP is offering the Contract only to Insureds who are eligible for membership in Lutheran Brotherhood (of which LBVIP is an indirect subsidiary), unless otherwise required by state law.

Subaccounts of the Variable Account;
Portfolios of the Fund

Each Contract Owner allocates the Net Premium payments made under such owner's Contract to one or more of the six Subaccounts of the Variable Account--the Growth Subaccount, the High Yield Subaccount, the Income Subaccount, the Opportunity Growth Subaccount, the World Growth Subaccount, and the Money Market Subaccount. The assets of each such Subaccount will be invested in the corresponding Portfolio (the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, the Opportunity Growth Portfolio, the World Growth Portfolio, or the Money Market Portfolio) of the Fund. Subject to certain restrictions, the Contract Owner may transfer amounts among the Subaccounts of the Variable Account (see "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value").

The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Opportunity Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.


The Fund is a diversified, open-end management investment company (commonly called a "mutual fund"), for which Lutheran Brotherhood acts as investment adviser. The investment adviser is paid a daily fee by the Fund for its investment management services equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth and Opportunity Growth Portfolios. The investment adviser also receives a daily investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio, as described in the accompanying current prospectus for the Fund. See "LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT--LB Series Fund, Inc." The accompanying prospectus of the Fund contains detailed information about the Fund, its Portfolios, the investment advisory arrangement, and other matters relating to the Fund and its investment objectives and policies.

Death Proceeds and Death Benefit Options

As long as the Contract remains in force, LBVIP will pay the proceeds from the Contract to the Beneficiary upon receipt of due proof of death of the Insured. If the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death. See "CONTRACT BENEFITS--Death Benefits" and "GENERAL PROVISIONS--Additional Insurance Benefits".

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the Contract remains in force, the Death Benefit will not be less that the Contract's Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include: waiver of Monthly Deductions in the event of total disability; waiver of selected amount in the event of total disability; additional insurance coverage for accidental death; term insurance on the Insured's spouse; term insurance on the Insured's children; a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and a cost of living insurance adjustment without proof of insurability. See "GENERAL PROVISIONS--Additional Insurance Benefits". The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

Charitability for Life (SM) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "GENERAL PROVISIONS -- Charitability for Life."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".

Amount of Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time (which equals the sum of the amounts held in the Loan Account and the Variable Account). The Contract's Accumulated Value in the Variable Account will reflect the investment performance of the chosen Subaccounts of the Variable Account, any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount). The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. LBVIP does not guarantee a minimum Accumulated Value. See "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value". The Accumulated Value is relevant to continuation of the Contract, to Cash Surrender Value (which determines various other rights under the Contract), to determining the amount available for Contract loans, and to computation of cost of insurance charges, and may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Flexibility to Adjust Amount of Death Benefit

The Contract Owner has significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by this amount. See "CONTRACT BENEFITS--Death Benefits-- Changes in Face Amount".

The minimum requested increase in Face Amount is $25,000 and any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS--Death Benefits--Changes in Face Amount". Any requested increase in Face Amount is subject to a limited "free look" privilege (see "CONTRACT RIGHTS--Free Look Privileges"), and, during the first 24 months following the increase, to an exchange privilege (see "CONTRACT RIGHTS--Exchange Privileges").

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract is $50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51. LBVIP reserves the right to establish a different Minimum Face Amount for Contracts issued in the future.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect the decrease. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Contract Issuance

If the applicant desires to have temporary insurance pending Contract issuance, LBVIP will require a premium payment (the "Minimum Conditional Insurance Premium") equal to three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If LBVIP subsequently determines that the proposed Insured is not an acceptable risk under LBVIP's underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary insurance coverage will have been provided and any premium paid will be refunded (without interest). Upon delivery of the Contract, the balance (if any) of the premium required before issuance of the Contract (the "Minimum Contract Issuance Premium") must be paid. The Minimum Contract Issuance Premium will equal the initial Scheduled Premium selected by the Contract Owner (e.g., the quarterly, semi-annual or annual premium payment selected by the Contract Owner), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month will be required. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums".

Until the Contract Date, premium payments will be held in LBVIP's General Account. If a Contract is issued, interest will be credited on premium payments held in the General Account at a rate of interest determined by LBVIP; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, would be refunded). On the Contract Date, the Premium Expense Charges attributable to the premiums paid will be deducted and the balance of the amount of such premiums held in the General Account, together with any interest credited on premiums held in the General Account (on which no Premium Expense Charges will be imposed), will be transferred from the General Account and allocated to the Variable Account among the Subaccount(s) pursuant to the Contract Owner's instructions. See "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract".

Allocation of Net Premiums

Net Premiums are the premiums paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS--Premium Expense Charges". Net Premiums will generally be allocated to the Subaccount(s) of the Variable Account in accordance with the Contract Owner's instructions (as specified in the Application for the Contract or as subsequently changed). Each Subaccount invests in a corresponding Portfolio of the Fund. The Contract Owner will bear the investment risk of Net Premiums allocated to the Subaccount(s). Subject to certain restrictions, a Contract Owner may transfer amounts among the Subaccounts of the Variable Account. See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

The Contract Owner must notify LBVIP if payment is a premium payment; otherwise, it will be considered a loan repayment.

Contract Lapse and Reinstatement

The failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when (a) the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) is insufficient to cover the Monthly Deduction or (b) Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a 61-day grace period expires without a sufficient payment. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Subject to certain conditions (including evidence of insurability satisfactory to LBVIP and the payment of a sufficient premium), a Contract may be reinstated at any time within 5 years after the expiration of the grace period. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (varying with the Insured's Attained Age at issue) from the Date of Issue. The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied. LBVIP will send written notice to the Contract Owner indicating that the Death Benefit Guarantee has terminated, and the Contract Owner will have 31 days from the date such notice is sent by LBVIP to reinstate the Death Benefit Guarantee, after which the Death Benefit Guarantee can never be reinstated. During this 31 day reinstatement period, the Contract Owner will not have the protection of the Death Benefit Guarantee. The written notice of termination from LBVIP to the Contract Owner will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE".

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, LBVIP will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "DEATH BENEFIT GUARANTEE".

Charges Assessed in Connection with the Contract

Premium Expense Charges. Certain charges (the "Premium Expense Charges") will be deducted from each premium payment. The Premium Expense Charges will consist of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $1.00 per premium payment ($.50 for automatic payment plans). LBVIP reserves the right to increase the premium processing charge in the future to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Monthly Deduction. On the Contract Date and on each Monthly Anniversary thereafter, the Accumulated Value will be reduced by a Monthly Deduction equal to the sum of the monthly cost of insurance charge, monthly administration charges, and a charge for any additional insurance benefits added by rider. The monthly cost of insurance charge will be determined by multiplying the net amount at risk (that is, in general, the Death Benefit less Accumulated Value) by the applicable cost of insurance rate(s), which will depend upon the gender, Attained Age and premium class of the Insured and upon LBVIP's expectation as to future mortality experience, but which will not exceed the guaranteed cost of insurance rates set forth in the Contract based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". The monthly administration charges will include (1) a basic monthly administrative charge equal to $10.00 per month and (2) the Initial Monthly Charge, which applies until 180 Monthly Deductions have been made following Contract issuance or a requested increase in Face Amount and which will be computed as a charge per $1,000 of Face Amount (with the amount of this charge depending upon the initial Face Amount and the Insured's Attained Age at issue and, except for Insureds with an Attained Age at Contract issuance under 18, upon the Insured's gender, and whether the Insured is a tobacco user or not). If the Face Amount is increased, a separate Initial Monthly Charge for Increases will be deducted from Accumulated Value as part of the first 180 Monthly Deductions after the increase. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Monthly Administration Charge". The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. See "GENERAL PROVISIONS--Additional Insurance Benefits". The cost of insurance rate and the Initial Monthly Charge per $1,000 of Face Amount will be lower for Contracts having a Face Amount at issuance or after requested increases that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000. Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.


Decrease Charge. A deferred charge (the "Decrease Charge") will be deducted upon Contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 180 Monthly Deductions have been made (that is, approximately 15 years) following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge"). The term "Decrease Charge" is used to describe this charge because, during the applicable 15-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge will be deducted from the Accumulated Value in determining the Contract's Cash Surrender Value (which is the Accumulated Value less any Contract Debt and any Decrease Charge). The Cash Surrender Value determines various rights under the Contract (including how long the Contract remains in effect). See "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value".

Subject to an additional limitation keyed to actual premium payments (described below), the maximum Contingent Deferred Sales Charge will be determined at issuance of the Contract and will equal 25% of an annual premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge (the "CDSC Premium"). The maximum Contingent Deferred Sales Charge based upon the CDSC Premium will be shown in the Contract.
(For further information concerning the determination of the CDSC Premium and the calculation of the Contingent Deferred Sales Charge, see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".) The maximum Contingent Deferred Sales Charge calculated in this manner will remain level until the fifth Contract Anniversary and will then be reduced on each Monthly Anniversary commencing on the fifth Contract Anniversary. After the 120th Monthly Deduction following the fifth Contract Anniversary, the Contingent Deferred Sales Charge will be zero. The actual Contingent Deferred Sales Charge will, however, never exceed 25% of premiums paid (before deducting the Premium Expense Charges) during the first Contract Year.

The maximum Deferred Administrative Charge will be determined at issuance of the Contract and will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and whether the Insured is a tobacco user or not. (For further information concerning the calculation of the Deferred Administrative Charge, see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge.") The Deferred Administrative Charge is reduced on the Date of Issue and on each subsequent Monthly Anniversary so that it reaches zero when 180 Monthly Deductions have been made. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge". Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

A separate Decrease Charge will also be calculated, and then reduced over a 15-year period, in a similar manner upon a requested increase in Face Amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Partial Surrender Charge. A charge equal to $25 or 2% of the surrender amount requested, whichever is less, will be deducted by LBVIP from the amount withdrawn to compensate it for costs upon partial surrenders--that is, partial Accumulated Value withdrawals--by the Contract Owner. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Partial Surrender Charge".

Daily Charges Against the Variable Account. A daily charge for LBVIP's assumption of certain mortality and expense risks incurred in connection with the Contract will be imposed. LBVIP has determined that a Mortality and Expense Risk Charge (see "CHARGES AND DEDUCTIONS--Charges Against the Variable Account") at an annual rate of .75% of the average daily net assets of each Subaccount of the Variable Account is reasonable in relation to the mortality and expense risks assumed by LBVIP under the Contract. LBVIP will, however, initially impose the Mortality and Expense Risk Charge at an annual rate of .60% of the average daily net assets of each Subaccount of the Variable Account. See "CHARGES AND DEDUCTIONS--Charges Against the Variable Account".

No charges are currently made against the Variable Account for Federal or state income taxes. Should LBVIP determine that such taxes may be imposed, deductions from the Variable Account to pay these taxes may be made. See "FEDERAL TAX MATTERS".

In addition, because the Variable Account purchases shares of the Fund, the value of Units in the Subaccount(s) of the Variable Account will reflect the net asset value of the shares of the Fund held therein, and therefore the investment advisory fee incurred by the Fund. See "LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT--LB Series Fund, Inc." and "CONTRACT BENEFITS--Accumulated Value and Cash Surrender Value".

Free Look Privileges

The Contract provides for an initial Free Look Period. The Contract Owner may cancel the Contract until the latest of (a) 45 days after Part I of the application for the Contract is signed, (b) 10 days after the Contract Owner receives the Contract, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. Upon returning the Contract, the Contract Owner will receive a refund equal to the sum of
(i) the Accumulated Value (as of the date the returned Contract is received by LBVIP at its Home Office or by the LBVIP Representative from whom the Contract was purchased), without any deduction of the Decrease Charge, plus
(ii) the amount of any Premium Expense Charges, plus (iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus (iv) any Mortality and Expense Risk Charges deducted from the value of the net assets or the Variable Account attributable to the Contract, plus (v) the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account. See "CONTRACT RIGHTS--Free Look Privileges". When state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Contract and will not reflect the investment experience of the Variable Account.

Similar free look privileges apply after a requested increase in Face Amount. See "CONTRACT RIGHTS--Free Look Privileges".

Loan Privileges

The Contract Owner may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS--Loan Privileges".

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance. Contract loans may be repaid at any time. Each repayment must be at least $25. When Contract loans are repaid, any prepaid interest attributable to the repaid amount will be credited to the Subaccount(s) in the same manner as the repayment.

Contract loans are allocated against the Subaccounts of the Variable Account in proportion to the Accumulated Value in the respective Subaccounts or, with LBVIP's approval, in accordance with the Contract Owner's instructions. The loan amount is, in effect, treated as part of the Contract's Accumulated Value, but the proceeds payable under the Contract will be reduced by the Debt. Accumulated Value equal to the Contract loan will be transferred from the appropriate Subaccount(s) to LBVIP's General Account (such amounts being herein called the "Loan Account"). This amount in the Loan Account will earn interest for the Contract Owner at an effective annual rate of 6%.
This interest will be credited monthly to the Contract's Accumulated Value held in the Subaccount(s).

The Contract Owner must notify LBVIP if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Any partial or full repayment of Debt by the Contract Owner, as well as any interest credited from the Loan Account, will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. Subject to LBVIP's approval, a Contract Owner may choose a different allocation. A loan taken from a Contract may have Federal income tax consequences. See "CONTRACT RIGHTS--Loan Privileges".

Exchange Privileges

During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, the Contract Owner may exchange the Contract for a fixed benefit permanent life insurance contract issued by Lutheran Brotherhood, of which LBVIP is an indirect subsidiary. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at the option of the Contract Owner, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. An additional premium payment may be required. See "CONTRACT RIGHTS--Exchange Privileges". An exchange may have tax consequences. See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender of the Contract

The Contract Owner may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See "CONTRACT RIGHTS--Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, the Contract Owner may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time while the Insured is living. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS--Surrender Privileges".

Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS--Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX MATTERS--Contract Proceeds".

Employment-Related Benefit Plans

The cost of insurance rates applicable to Contracts purchased under employment-related insurance or benefit programs may in some cases not vary depending on the Insured's gender, as is the case generally (except for Contracts issued in the state of Montana) under the Contracts. In addition, different limitations with respect to the minimum Face Amount, increases in Face Amount, additional insurance benefits, and issue ages may apply to Contracts issued in connection with employment-related insurance or benefit programs. SEE "EMPLOYMENT-RELATED BENEFIT PLANS".

                   --------------------------------

For further information, please read the following detailed description. Illustrations of how investment performance of the Variable Account may cause Death Benefits, Accumulated Values and Cash Surrender Values under the Contract to vary are included in Appendix A commencing on page A-1.

Each Contract Owner should retain a copy of the Contract. The document, together with the application attached to the Contract and any supplemental applications and any Contract supplements, constitutes the entire agreement between the Contract Owner and LBVIP.


          LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT

LBVIP and Lutheran Brotherhood

The Contracts are issued by LBVIP. LBVIP, organized in 1982, is a stock life insurance company incorporated under the laws of the State of Minnesota. LBVIP is currently licensed to transact life insurance business in 42 states and the District of Columbia.


LBVIP is an indirect subsidiary of Lutheran Brotherhood, a fraternal benefit society owned by and operated for its members. Lutheran Brotherhood was founded in 1917 under the laws of the State of Minnesota, and at the end of 1996 had total assets of nearly $11.8 billion.


Lutheran Brotherhood has invested approximately $120.8 million in LBVIP, to help LBVIP meet capitalization requirements of various states, and may invest additional amounts in LBVIP in the future (although it is not currently legally obligated to do so). The assets of Lutheran Brotherhood do not support the benefits payable under the Contracts described in this Prospectus.

LBVIP is subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP submits annual reports on its operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. LBVIP is also subject to certain Federal securities laws and regulations.

Financial Statements of LBVIP are included elsewhere in this Prospectus.

The Variable Account

The Variable Account is a separate account of LBVIP, established by the Board of Directors of LBVIP in 1984 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. LBVIP has caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The assets of the Variable Account are owned by LBVIP, and LBVIP is not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business LBVIP may conduct. LBVIP may transfer to its General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of LBVIP's other income, gains or losses. LBVIP may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.

Each Subaccount of the Variable Account will invest only in the shares of a corresponding Portfolio of the Fund. The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. The Fund is designed to provide an investment vehicle for variable life insurance and variable annuity contracts. Shares of the Fund are sold to other insurance company separate accounts of LBVIP and its indirect parent, Lutheran Brotherhood ("LB"), and the Fund may in the future create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable insurance separate accounts and variable annuity separate accounts, and for LBVIP and LB to invest simultaneously in the Fund, although LBVIP does not foresee any such disadvantages to either variable life insurance or variable annuity contract owners. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax law, (3) changes in the investment management of the Fund, or (4) differences in voting instructions between those given by the contract owners from the different separate accounts. In addition, if LBVIP believes the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, it will take appropriate action on its own.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for LBVIP to collect charges under the Contracts, to pay Cash Surrender Value upon full surrenders of the Contracts, to pay partial surrenders, to make Contract loans, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Fund receives investment advice with respect to each of its Portfolios from LB, which acts as investment adviser to the Fund. LB is a registered investment adviser under the Investment Advisers Act of 1940. As investment adviser to the Fund, LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, and Opportunity Growth Portfolios. LB also charges the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth Portfolio.


LB has engaged Rowe Price-Fleming International, Inc., ("Price-Fleming") as investment sub-adviser for the World Growth Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately $29.2 billion under management as of December 31, 1996 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program. LB pays the Sub-adviser for the World Growth Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The formula for determining the sub-advisory fee is described fully in the prospectus for the Fund.


The investment objectives of the current Portfolios available to Contract Owners through corresponding Subaccounts of the Variable Account are set forth in the accompanying prospectus for the Fund. There is no assurance that these objectives will be met.

Each Contract Owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying prospectus for the Fund, which should be read together with this Prospectus.

Performance Information

Performance information for the Variable Account and the Fund may appear in advertisements, sales literature, or reports to Contract Owners.
Performance information for the Fund will appear only when accompanied by performance information for the Variable Account. Performance information for the Variable Account will reflect the deduction of applicable charges to the Contract. Quotations of performance information for the Fund will not take into account charges or deductions against the Variable Account to which Fund shares are sold or deductions against the Contract. Performance information reflects only the performance of a hypothetical investment during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolios of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

Performance for the Variable Account and/or the Fund as reported from time to time in advertisements and sale literature may be compared with that of other insurance company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper Analytical Service, Inc., Standard & Poor's Corporation Morningstar, Inc., VARDS, Dow Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK, DONOGHUE'S MONEY MARKET FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE, LIPPER ANALYTICAL SERVICES, MONEY, MUTUAL FUND FORECASTER, NEWSWEEK, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER INVESTMENT COMPANIES SERVICE.

Addition, Deletion or Substitution of Investments

LBVIP reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in LBVIP's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, LBVIP may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. LBVIP will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

LBVIP also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, LBVIP may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by LBVIP.

If any of these substitutions or changes are made, LBVIP may by appropriate endorsement change the Contract to reflect the substitution or change. If LBVIP deems it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other LBVIP separate accounts.


                           CONTRACT BENEFITS

Death Benefits

General. As long as the Contract remains in force (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement"), the death proceeds of the Contract will, upon due proof of the Insured's death, be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS-- Payment of Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the Contract.

If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

Death Benefit Options.  The Contract provides two Death Benefit Options:
Option A and Option B. The Contract Owner designates the Death Benefit Option in the application.

Option A. The Death Benefit is equal to the greater of (a) the Face Amount of the Contract plus the Accumulated Value of the Contract and (b) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):


                        Specified                    Specified
     Attained Age      Percentage      Attained Age  Percentage
       40 or less             250%          61          128%
          41                  243           62          126
          42                  236           63          124
          43                  229           64          122
          44                  222           65          120
          45                  215           66          119
          46                  209           67          118
          47                  203           68          117
          48                  197           69          116
          49                  191           70          115
          50                  185           71          113
          51                  178           72          111
          52                  171           73          109
          53                  164           74          107
          54                  157        75 to 90       105
          55                  150           91          104
          56                  146           92          103
          57                  142           93          102
          58                  138           94          101
          59                  134        95 to 99       100
          60                  130

Illustration of Option A. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a
Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The
Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value. Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B. The Death Benefit is the greater of (a) the Face Amount of the Contract and (b) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B. For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose. If a Contract Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Contract Owner should choose Option A. If the Contract Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, the Contract Owner should select Option B.

Change in Death Benefit Option. At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), the Death Benefit Option in effect may be changed by sending LBVIP a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date LBVIP receives the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change.
These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000 - $10,000). If the
Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000 - $10,000). If the
Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000).
The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, LBVIP will not effect the change in Death Benefit Option. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk--that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount. The Death Benefit may vary with the Contract's Accumulated Value. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount. Subject to certain limitations (see "Decreases" and "Increases" below), generally a Contract Owner may, at any time before the Insured's Attained Age 100, increase or decrease the Contract's Face Amount in force by submitting a written application to LBVIP. The effective date of the increase or decrease will be the Monthly Anniversary on or next following approval of the request. An increase in Face Amount may have tax consequences. See "TAX MATTERS--Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below:

Decreases. A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect a Contract Owner's monthly insurance charges. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge included in the first 180 Monthly Deductions will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Initial Monthly Charge".

See Appendix D for information about differences in charges on VUL 1 contracts.

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, then the requested decrease in Face Amount will not be effected.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect the decrease (see "PAYMENT AND ALLOCATION OF PREMIUMS- -Amount and Timing of Premiums--Premium Limitations"). As discussed previously (see "CONTRACT BENEFITS--Death Benefit--Change in Death Benefit Option"), if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect such partial withdrawal. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order:
(a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". If the Contract Owner requests a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge".

Increases. An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect a Contract Owner's monthly insurance charges. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See "CHARGES AND DEDUCTIONS-- Accumulated Value Charges--Decrease Charge--Monthly Deduction".

A request for an increase in Face Amount may not be for less than $25,000. The Contract Owner may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, the Contract Owner must submit an application for the increase. LBVIP may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but LBVIP will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value. After increasing the Face Amount, the Contract Owner will have the right (i) during a Free Look Period, to have the increase cancelled and receive a credit or refund (see "CONTRACT RIGHTS--Free Look Privileges"), and (ii) during the first 24 months following the increase to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by Lutheran Brotherhood, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract (see "CONTRACT RIGHTS--Exchange Privileges").

See Appendix D for information about changes in face amounts for VUL 1 contracts.

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date--in other words, on that date, and taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, a Contract Owner may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently. If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount (see "DEATH BENEFIT GUARANTEE--Death Benefit Guarantee Premium").

Insurance Protection. A Contract Owner may increase or decrease the pure insurance protection provided by the Contract (that is, the net amount at risk, which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making a partial surrender under the Contract. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "CONTRACT BENEFITS--Death Benefits--Death Benefit Options"), decrease the pure insurance protection without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount (see "Charges and Deductions--Decrease Charge--Monthly Deduction").

(b) An increase in the Face Amount (which may require satisfactory evidence of insurability--see "Increases--Additional Considerations" above) will likely increase the amount of pure insurance protection, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Monthly Deduction will increase as well.

(c) Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the amount of pure insurance protection.

(d) Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the amount of pure insurance protection.

(e) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the amount of pure insurance protection.

(f) A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS--Surrender Privileges". However, it has a limited effect on the pure insurance protection and charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values (see "CONTRACT RIGHTS--Surrender Privileges--Partial Surrender"). The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

THE TECHNIQUES DESCRIBED IN THIS SECTION FOR CHANGING THE AMOUNT OF PURE INSURANCE PROTECTION UNDER THE CONTRACT (FOR EXAMPLE, CHANGING THE FACE AMOUNT, MAKING A PARTIAL SURRENDER, AND CHANGING THE AMOUNT OF PREMIUM PAYMENTS) MUST BE CONSIDERED TOGETHER WITH THE OTHER RESTRICTIONS AND CONSIDERATIONS DESCRIBED ELSEWHERE IN THIS PROSPECTUS.

How the Duration of the Contract May Vary. Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount--see "DEATH BENEFIT GUARANTEE"), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). The Contract will remain in force as long as (a) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (b) Contract Debt does not exceed Accumulated Value less any Decrease Charge. In general, however, when Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT RIGHTS--Surrender Privileges". There is no guaranteed minimum Accumulated Value, and because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account, any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value. The Accumulated Value of the Contract is determined first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Accumulated Value will be the New Premiums received, plus any interest earned during the period when premiums are held in LBVIP's General Account (before being transferred to the Variable Account) (see "PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Contract"), less any Monthly Deductions due on the Contract Date. On each Valuation Date after the Contract Date, the Contract's Accumulated Value will be:

(1) the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of Subaccount Units allocated to the Contract; plus

(2) the value attributable to the Contract in the Loan Account (see "CONTRACT RIGHTS--Loan Privileges") on the Valuation Date.

Determination of Number of Units. Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated. The number of Subaccount Units in any Subaccount will be increased by: (i) any Net Premiums allocated to the Subaccount during the current Valuation Period; (ii) any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period; (iii) any repayments of the Contract Debt during the current Valuation Period; and (iv) any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period. The number of Subaccount Units in any Subaccount will be decreased by: (i) any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary; (ii) any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account; (iii) the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and (iv) any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

In computing the Contract's Accumulated Value the number of Subaccount Units allocated to the Contract is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value. The Unit Value for a Subaccount is calculated on each Valuation Date by dividing (1) by (2):

Where:

(1)  is the net result of:

(a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus

(b) the amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

(c) a charge or credit or any taxes reserved which LBVIP determines a result of the investment operation of the Portfolio, minus

(d) the Mortality and Expense Risk Charge (see "CHARGES and DEDUCTIONS-- Charges Against the Variable Account--Mortality and Expense Risk Charge") for each day during the current Valuation Period (a current charge of
 .001644%, but never to exceed .002055%, of the net assets for each day during the current Valuation Period), and

(2) is the number of Units for the Subaccount attributable to all Contracts.

Payment of Contract Benefits

If the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

See Appendix D for information about benefits at maturity date on VUL 1 contracts, which is the Contract Anniversary on or next following the Insured's 96th birthday.

Death proceeds under a Contract will ordinarily be paid within seven days after LBVIP receives due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments". The Contract Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Contract Owner may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid in a lump sum.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (a) payments must not be less than $50 each and (b) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Settlement options currently offered under a Contract are as follows:

Option 1--Interest Income. The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2--Income of a Fixed Amount. Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (a) income per year must not be less than 6% of the proceeds, and (b) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3--Income for a Fixed Period. Income for a fixed number of years will be paid, not to exceed 30 (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4--Life Income with Guaranteed Period. Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's named beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5--Other Options. The proceeds may be paid under any other settlement option agreeable to LBVIP.

A Contract Owner may elect an option by Written Notice to LBVIP during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with LBVIP's consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option within one year from the Insured's date of death provided that (a) the manner of settlement has not been restricted before the Insured's death, and (b) the death proceeds have not been paid.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. An LBVIP representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds--Benefits Paid under the Accelerated Benefits Rider".


                   PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

In order to purchase a Contract, an individual must make application to LBVIP through a licensed LBVIP Representative, who is also a registered representative of Lutheran Brotherhood Securities Corp. LBVIP is offering Contracts only to Insureds who are eligible for membership in Lutheran Brotherhood (of which LBVIP is an indirect subsidiary), unless otherwise required by state law. At issue the Minimum Face Amount of a Contract under LBVIP's rules is currently $50,000 for Insureds with an Attained Age of 18 through 50, and $25,000 for all other Insureds. LBVIP reserves the right to revise its rules from time to time to specify a different Minimum Face Amount at issue for subsequently issued Contracts. A Contract will be issued only on Insureds who have an Attained Age of 85 or less and who provide satisfactory evidence of insurability to LBVIP. Acceptance is subject to LBVIP's underwriting rules. LBVIP reserves the right to reject an application for any reason permitted by law.

At the time an application for a Contract is accepted, subject to LBVIP's underwriting rules, an applicant can obtain temporary insurance protection pending issuance of the Contract by submitting payment of the Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium will equal three initial Death Benefit Guarantee Premiums, or, in the case of automatic monthly payment plans, two initial Death Benefit Guarantee Premiums. If LBVIP subsequently determines that the proposed Insured is not an acceptable risk under LBVIP's underwriting standards and rules, even if the Minimum Conditional Insurance Premium has been paid, no temporary insurance coverage will have been provided and any premium paid will be refunded (without interest).

Upon delivery of the Contract, the balance (if any) of the Minimum Contract Issuance Premium must be paid. The Minimum Contract Issuance Premium will equal the initial Scheduled Premium selected by the Contract Owner (see "Amount and Timing of Premiums" below), or, in the case of automatic monthly payment plans, the greater of the Minimum Conditional Insurance Premium or the initial Scheduled Premium. If the Date of Issue precedes the Contract Date and the Minimum Contract Issuance Premium otherwise required would not provide a premium payment sufficient to cover the next Contract Month, additional Scheduled Premium payment(s) sufficient to cover through the next Contract Month will be required.

The Date of Issue is the date used to determine Contract Months, Contract Years, Monthly Anniversaries and Contract Anniversaries and will be shown on page 3 of the Contract. The Contract Date is the date on which the initial Net Premium(s) will be allocated to the Variable Account. The Contract Date will be the latest of (i) the Date of Issue; (ii) the date LBVIP receives the first premium payment on the Contract at its Home Office; and (iii) any other date mutually agreed upon by LBVIP and the Contract Owner.

Until the Contract Date, premium payments will be held in LBVIP's General Account. If a Contract is issued, interest will be credited on premium payments held in LBVIP's General Account at a rate of interest determined by LBVIP; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid, without deduction of any Contract charges, will be refunded). Any interest on these premium payments will be credited to the Contract on the Contract Date in the same manner as a premium payment, except without deduction of any Premium Expense Charge. On the Contract Date, the Premium Expense Charges attributable to the premiums paid will be deducted and the balance of the amount held in the General Account (on which no Premium Expense Charges will be imposed) will be transferred from the General Account and allocated to the Variable Account and allocated among the Subaccount(s) pursuant to the Contract Owner's instructions.

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums. Each Contract Owner will select a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Also, under several automatic payment plans, the Contract Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by the Contract Owner is called the "Scheduled Premium". The initial Scheduled Premium on an annualized basis will be shown in the Contract as the "Planned Annual Premium". The Contract Owner is not, however, required to pay Scheduled Premiums in accordance with the specified schedule. The Contract Owner has the flexibility to alter the amount, frequency and time period over which the premiums are paid. Payment of Scheduled Premiums will not, however, guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS--Death Benefits" and "DEATH BENEFIT GUARANTEE". Thus, even if Scheduled Premiums are paid by the Contract Owner, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever (a) Cash Surrender Value is insufficient to pay the Monthly Deduction or (b) Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without an adequate payment by the Contract Owner. See "Contract Lapse and Reinstatement" below.

Minimum Conditional Insurance Premium. The Minimum Conditional Insurance Premium is the minimum premium required to provide temporary insurance protection pending issuance of the Contract. See "Issuance of a Contract" above.

Minimum Contract Issuance Premium. The Minimum Contract Issuance Premium is the minimum premium required upon delivery of the Contract. See "Issuance of a Contract" above.

Death Benefit Guarantee Premium. The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by LBVIP. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See "DEATH BENEFIT GUARANTEE".

Premium Flexibility. Unlike some insurance contracts, the Contract frees the owner from the requirement that premiums be paid in accordance with a fixed premium schedule. Although each Contract Owner determines a Scheduled Premium (initially, on an annualized basis, this premium will be called the Planned Annual Premium), a Contract Owner need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement" below. Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the Minimum Contract Issuance Premium (see "Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, a Contract Owner may make premium payments at any time before age 100 in any amount. The Contract, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations. The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, LBVIP will only accept that portion of the premium which will make total premiums equal that amount.
Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS--Death Benefits-- Ability to Change Face Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS--Surrender Privileges--Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT RIGHTS--Death Benefits-- Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, LBVIP will not effect such change.

Allocation of Premiums and Accumulated Value

Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS--Premium Expense Charges".

Allocation of Net Premiums. The Contract Owner will, in the application for the Contract, indicate how Net Premiums should be allocated to the Subaccount(s) of the Variable Account. Until the Contract Date, premium payments will be allocated to LBVIP's General Account. If a Contract is issued, interest will be credited on premium payments held in the General Account at a rate of interest determined by LBVIP; no interest will be credited on these premium payments if no Contract is issued (but the full amount of any premiums paid will be refunded). On the Contract Date, Net Premiums, together with any interest credited on premiums held in the General Account, will be transferred from LBVIP's General Account and allocated to the Variable Account among the Subaccount(s) of the Variable Account chosen by the Contract Owner. Any Net Premiums received after the Contract Date will be allocated to the Subaccount(s) chosen by the Contract Owner.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. LBVIP reserves the right to adjust allocation percentages to eliminate fractional percentages. The allocation for future Net Premiums may be changed without charge at any time by providing LBVIP with Written Notice or by telephone (if the Contract Owner has completed the Telephone Transaction Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and the Contract Owner bears the entire investment risk. Contract Owners should periodically review their allocations of premiums in light of market conditions and the Contract Owner's overall financial objectives.

The Contract Owner must notify LBVIP if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Transfers. Accumulated Value may be transferred among the Subaccounts of the Variable Account upon receipt of Written Notice or by telephone (if the Contract Owner has completed the Telephone Transaction Authorization Form). The total amount transferred each time must be at least $500 (unless the total cash value in a Subaccount is less than $500, in which case the entire amount may be transferred). No fees are currently charged for transfers. Transfers may be postponed in certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $500 or more, any amount can be transferred from the various Subaccounts (for example, $300 from the Money Market Subaccount and $200 from the Income Subaccount, or any other combination that totals $500 or more). A Contract Owner may transfer a total of less than $500 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $300 total transfer taken totally from the Money Market Subaccount when $300 represents the total Accumulated Value in that Subaccount, or a $300 total transfer taken $200 from the Money Market Subaccount and $100 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers. Telephone transfers are available when the Contract Owner completes the Telephone Transaction Authorization Form. If the Contract Owner elects to complete the Telephone Transaction Authorization Form, the Contract Owner thereby agrees that LBVIP, its agents and employees will not be liable for any loss, liability cost or expense when LBVIP, its agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after the Contract Owner has completed the Telephone Transaction Authorization Form, is later determined not to have been made by the Contract Owner or was made without the Contract Owner's authorization, and a loss results from such unauthorized instruction, the Contract Owner bears the risk of this loss. LBVIP will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event LBVIP does not employ such procedures, LBVIP may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Contract Owners should periodically review their allocations of Accumulated Value in light of market conditions and the Contract Owner's overall financial objectives.

Special Transfer Service--Dollar Cost Averaging. LBVIP administers a dollar cost averaging program which enables a Contract Owner to pre-authorize a periodic exercise of the transfer rights described above. A Contract Owner entering into a dollar cost averaging agreement will instruct LBVIP to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the three other Subaccounts as specified by the Contract Owner until the amount in the Money Market Subaccount is exhausted or the agreement is terminated by the Contract Owner. The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccounts investment option, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from LBVIP.

Contract Lapse and Reinstatement

Lapse. The failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), lapse will only occur when (a) the Cash Surrender Value is insufficient to cover the Monthly Deduction or (b) Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case if a grace period expires without a sufficient payment. Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt" in section entitled "DEFINITIONS"), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment made by the Contract Owner after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which notice is sent by LBVIP. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. This notice will be sent by LBVIP on or after the Monthly Anniversary on which (a) Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (b) Contract Debt exceeds the Accumulated Value less any Decrease Charge.

In order to prevent lapse, the Contract Owner must during the grace period make a premium payment or make a loan repayment sufficient to (a) increase the Cash Surrender Value (that is, Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (b) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge.

When the Contract enters the grace period, LBVIP will notify the Contract Owner. The Contract Owner will then have 61 days, measured from the date notice is mailed to the Contract Owner, to make sufficient payments. The notice will specify the payment required to keep the Contract in force and the length of the grace period. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

At the commencement of the grace period, LBVIP will transfer the Contract's Accumulated Value attributable to the Variable Account (that is, Accumulated Value in excess of the amount held in the Loan Account) into LBVIP's General Account. If sufficient payments are made during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, Net Premiums will be allocated among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See "DEATH BENEFIT GUARANTEE".

Reinstatement. A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to LBVIP:

(1)  Written application for reinstatement;

(2)  Evidence of insurability satisfactory to LBVIP;

(3) Payment or reinstatement of any Contract Debt (including interest earned during the grace period) that existed on the date the grace period expired;

(4) A payment that is sufficient to cover: (a) payment of any unpaid Monthly Deductions for the grace period; and (b) a premium repayment sufficient to increase Cash Surrender Value (that is, Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal: (a) the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus (b) any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less (c) any Monthly Deductions and any loan interest due for the grace period; less (d) the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge--Amount of Contingent Deferred Sales Charge"). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement, which is also consistent with treating a reinstated Contract as if the Contract has been reinstated effective as of the expiration of the grace period.

See Appendix D for information about differences in the Decrease Charge and the Deferred Administrative Charge on VUL 1 contracts.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "DEATH BENEFIT GUARANTEE".


                      CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Contract to compensate LBVIP for: (a) providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider; (b) administering the Contract; (c) assuming certain risks in connection with the Contract; and
(d) incurring expenses in distributing the Contract. The nature and amount of these charges are described more fully below.

Premium Expense Charges


Sales Charges. Sales charges, generally called "sales load", will be deducted to compensate LBVIP for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, will be 3% of each premium payment, and will be deducted from each premium payment upon receipt prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge which is part of the Decrease Charge, will reduce the Accumulated Value in the Variable Account attributable to the Contract in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value--Decrease Charge" below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, LBVIP expects to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, LBVIP will pay them from its other assets or surplus in its General Account, which includes amounts derived from the Mortality and Expense Risk Charge deducted from the net assets held in the Variable Account (see "Accumulated Value Charges--Mortality and Expense Risk Charge" below).

Premium Taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the premium will be made from each premium payment. The deduction represents an amount LBVIP considers necessary to pay all premium taxes imposed by the states and any subdivisions thereof.

Premium Processing Charge. LBVIP will deduct an amount equal to $1.00 per premium payment ($.50 for automatic payment plans) to compensate it for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to allocation of the net proceeds to the Variable Account. LBVIP reserves the right to increase this charge to an amount not exceeding $2.00 per premium payment ($1.00 for automatic payment plans).

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if the Contract is surrendered or lapses, or in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made after issuance of a Contract or after a requested increase in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable 15-year period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero). The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates LBVIP for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses LBVIP for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge--Initial Face Amount. At Contract issuance, LBVIP will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium, which is a premium amount used solely for the purpose of calculating the Contingent Deferred Sales Charge. As described below, the Contingent Deferred Sales Charge calculated in this manner will be reduced beginning on the fifth Contract Anniversary and will be subject to an additional limitation keyed to actual premiums paid during the First Contract Year. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge calculated as 25% of the CDSC Premium (subject to the scheduled reductions) unless the limitation keyed to 25% of actual premiums paid applies to the Contract. In other words, the Contingent Deferred Sales Charge for the initial Face Amount, if imposed, would never exceed the lesser of (a) 25% of the CDSC Premium and (b) 25% of actual premiums paid during the First Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (and subject to the additional limitation keyed to 25% of actual premiums paid), will remain at that level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary until 120 Monthly Deductions have been made on and after the fifth Contract Anniversary, this maximum Contingent Deferred Sales Charge determined during the first Contract Year will be reduced as of each Monthly Anniversary in level amounts equal to approximately .83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge, which means that the actual Contingent Deferred Sales Charge would be reduced to 80% of the maximum Contingent Deferred Sales Charge after approximately 7 Contract Years, 60% of the maximum after approximately 9 Contract Years, 40% of the maximum after approximately 11 Contract Years, 20% of the maximum after approximately 13 Contract Years, and zero after approximately 15 Contract Years.

The CDSC Premium is an annual premium amount determined by LBVIP on the same basis as the Death Benefit Guarantee Premium (see "DEATH BENEFIT GUARANTEE"), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge. The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined for purposes of calculating the Contingent Deferred Sales Charge on the initial Face Amount or on any increase, as the case may be, the CDSC Premium will not change. The CDSC Premium will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

The Contingent Deferred Sales Charge calculated as described above will be subject to an additional limitation keyed to actual premiums paid. The actual Contingent Deferred Sales Charge will never exceed 25% of premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

Amount of Contingent Deferred Sales Charge--Increases in Face Amount. If the Face Amount is increased, LBVIP will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge calculated as 25% of the CDSC Premium for the increase (subject to the scheduled reductions) unless the limitation keyed to 25% of the amount of premiums attributable to the increase applies. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase. In other words, the Contingent Deferred Sales Charge for an increase, if imposed, would never exceed the lesser of (a) 25% of the CDSC Premium for the increase and (b) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase.

The maximum Contingent Deferred Sales Charge for an increase calculated as described above will be subject to an additional limitation keyed to 25% of "the amount of premiums attributable to the increase". The Contingent Deferred Sales Charge actually imposed for an increase will never exceed 25% of the "amount of premiums attributable to the increase" made during the 12 Contract Months after the effective date of the increase.

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase. For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately five years from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts equal to approximately.83% (10% on an annual basis) of the maximum Contingent Deferred Sales Charge for the increase on the fifth anniversary of the increase and on each subsequent monthly anniversary of the increase until 120 Monthly Deductions have been taken on and after the fifth anniversary of the increase. Thus, after the 120th Monthly Deduction following the fifth anniversary of the increase, the Contingent Deferred Sales Charge on the increase will be reduced to zero.

Amount of Deferred Administrative Charge. At Contract issuance, LBVIP will compute a Deferred Administrative Charge. In general, this charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender and whether the Insured is a tobacco user or not. For Insureds with an Attained Age under 18, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix B. As shown in Appendix B, the Deferred Administrative Charge per $1,000 of Face Amount will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000. Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions have been made, this Deferred Administrative Charge determined at Contract issuance will be reduced in level amounts equal to approximately
 .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 180th Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .55% of the maximum Deferred Administrative Charge (or a 6 2/3% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken on the effective date of the increase and as of each succeeding Monthly Anniversary until 180 Monthly Deductions have been made after the effective date of the increase, when the Deferred Administrative Charge on the increase will be reduced to zero.

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See "Accumulated Value Charges--Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, LBVIP will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge). Each of these charges applies until 180 Monthly Deductions have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this 15-year period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Charge").

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an "acceleration" of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Charge for Increases will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered when the Initial Monthly Charge applies for a spouse rider, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement").

Method of Deduction and Effect of Decrease Charge. The Decrease Charge will be treated as a deduction against the Contract Owner's Accumulated Value, and will compensate LBVIP for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon a requested decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract, and the Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), though the Decrease Charge will be treated as a deduction for purposes of determining the Contract's Cash Surrender Value, which will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect (a) the amount available for Contract loans (see "CONTRACT RIGHTS--Loan Privileges"), (b) the Cash Surrender Value available in connection with full or partial surrenders (see "CONTRACT RIGHTS--Surrender Privileges"), and (c) the Cash Surrender Value available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see "DEATH BENEFIT GUARANTEE"), determine the Contract's duration and possible lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS-- Contract Lapse and Reinstatement").

If the Face Amount is decreased at the Contract Owner's request, that part of any existing Decrease Charge amount attributable to the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by this amount. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value--Monthly Deductions" below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (a) the Decrease Charge for the most recent increase; (b) the Decrease Charge for the next most recent increases successively; and (c) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase.

Reinstatement of Decrease Charge. If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

See Appendix D for information about differences in the Decrease Charge and the Deferred Administrative Charge on VUL 1 contracts.

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the "Monthly Deduction") to compensate LBVIP for administrative expenses and the insurance provided by the Contract. The Monthly Deduction consists of three components--(a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and (c) the cost of any additional benefits added by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

The Monthly Deduction will be deducted on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured's Attained Age 100. (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account and will be allocated against each Subaccount of the Variable Account in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to LBVIP's approval, the Contract Owner may specify a different allocation for the Monthly Deduction.

Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. LBVIP will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

The monthly cost of insurance will be determined separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order: (1) the initial Face Amount; (2) successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and (3) any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force. For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase. When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See "CONTRACT BENEFITS--Death Benefits--Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate. Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on LBVIP's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender , issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class. The premium class of an Insured will affect the cost of insurance rates. LBVIP currently places Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user and then will be classified as a tobacco user at Attained Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-tobacco user. (LBVIP will provide notice to the Contract Owner of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18.)

Monthly Administration Charge. LBVIP has primary responsibility for the administration of the Contract and the Variable Account. As a result, LBVIP expects to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse LBVIP for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an "acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge--a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (the "Initial Monthly Charge") following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge. A basic monthly administrative charge of $10.00 will be deducted from Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 as part of the Monthly Deduction. This charge is intended to reimburse LBVIP for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge. The Initial Monthly Charge will be deducted from Accumulated Value as part of the first 180 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and upon whether the Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face Amount will be determined from Appendix C. As shown in Appendix C, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000.

If the Face Amount is increased, a separate Initial Monthly Charge for increases will be deducted from Accumulated Value as part of the first 180 Monthly Deductions after the increase beginning with the Monthly Anniversary on which the increase becomes effective. This separate Initial Monthly Charge for Increases will be determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, a separate Initial Monthly Charge will be deducted from Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider, beginning with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse LBVIP for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Decrease Charge" above. LBVIP will not, however, be reimbursed twice for these expenses. As described above (see "CHARGES AND DEDUCTIONS-- Accumulated Value Charge--Decrease Charge"), and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the 15-year period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the 15-year period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 15-year period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, the Initial Monthly Charge will be reduced because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, the Initial Monthly Charge will be reinstated until a total of 180 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the 15-year period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this 15-year period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges. The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "GENERAL PROVISIONS--Additional Insurance Benefits".

See Appendix D for information about differences in the Monthly Deduction, including the cost of insurance rates, basic monthly administrative charge, and the Initial Monthly Charge on VUL 1 contracts.

Partial Surrender Charge

A partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted from the amount withdrawn for each partial surrender to compensate LBVIP for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge. A daily charge (the "Mortality and Expense Risk Charge") will be deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the Contract. LBVIP has determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount of the Variable Account would be reasonable in relation to the mortality and expense risks assumed by LBVIP under the Contract. LBVIP will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644%) of the average daily net assets of each Subaccount of the Variable Account. The Mortality and Expense Risk Charge is guaranteed not to increase above an annual rate exceeding .75%. The daily charge will be deducted from the new asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be .001644% multiplied by the number of days since the last Valuation Date.

The mortality risk assumed by LBVIP is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes. Currently, no charge will be made against the Variable Account for Federal income taxes. LBVIP may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".


Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. As investment adviser to the Fund, LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, and Opportunity Growth Portfolios. LB also charges the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth Portfolio. See "LBVIP, LUTHERAN BROTHERHOOD AND THE VARIABLE ACCOUNT--LB Series Fund, Inc.", and the accompanying current prospectus for the Fund.



                        DEATH BENEFIT GUARANTEE

General. If a Contract Owner meets the requirement described below for the Death Benefit Guarantee, LBVIP guarantees that the Contract will not lapse.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, LBVIP will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement". The Death Benefit Guarantee does, however, provide additional protection against the possibility of lapse.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years. In this regard, a Contract Owner should consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. THUS, EVEN THOUGH THE CONTRACT PERMITS PREMIUM PAYMENTS LESS THAN THE PAYMENTS REQUIRED TO MAINTAIN THE DEATH BENEFIT GUARANTEE, THE CONTRACT OWNER WILL LOSE THE SIGNIFICANT PROTECTION PROVIDED BY THE DEATH BENEFIT GUARANTEE BY PAYING LESS THAN THE PREMIUMS REQUIRED TO MAINTAIN THE GUARANTEE.

WHEN CONSIDERING CONTRACT LOANS (see "CONTRACT RIGHTS--Loan Privileges") OR PARTIAL SURRENDERS (see "CONTRACT RIGHTS--Surrender Privileges"), A CONTRACT OWNER SHOULD KEEP IN MIND THAT A CONTRACT LOAN OR PARTIAL SURRENDER COULD CAUSE TERMINATION OF THE DEATH BENEFIT GUARANTEE BECAUSE THE AMOUNT OF ANY PARTIAL SURRENDER OR CONTRACT LOAN AMOUNT WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN MET.

Death Benefit Guarantee Requirement. The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. However, if the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of:

1)  The amount of the partial surrender or unpaid Contract loan; and

2) The excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (a) and (b) where:

a) Is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and

b) Is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide the Contract Owner with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee. First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, the Contract Owner can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above. Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, the Contract Owner can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions by a Contract Owner will have the effect (directly or indirectly) of reducing Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. A Contract Owner should also consider the other effects of varying the amount and frequency of premium payments (see "PAYMENT AND ALLOCATION OF PREMIUMS") and of partial surrenders and Contract loans (see "CONTRACT RIGHTS--Loan Privileges" and "CONTRACT RIGHTS-- Surrender Privileges").

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (a) the Insured's Attained Age 71 and (b) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (varying with the Insured's Attained Age at issue) from the Date of Issue.

LBVIP will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, the Contract Owner has not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

See Appendix D for information about differences in the Death Benefit Guarantee on VUL 1 contracts.

Reinstatement. After termination of the Death Benefit Guarantee, LBVIP will send written notice to the Contract Owner that the Death Benefit Guarantee has terminated and the Contract Owner will have 31 days from the date such notice is sent by LBVIP to reinstate the Death Benefit Guarantee. The written notice of termination from LBVIP to the Contract Owner will indicate the premium payment required to reinstate the Death Benefit Guarantee. If LBVIP does not receive this required premium payment within 31 days after this written notice is sent to the Contract Owner by LBVIP, the Death Benefit Guarantee will remain terminated and can never be reinstated.
During this 31 day reinstatement period, the Contract Owner will not have the protection of the Death Benefit Guarantee.

WHEN DETERMINING THE AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS, A CONTRACT OWNER SHOULD CAREFULLY CONSIDER THAT THE DEATH BENEFIT GUARANTEE TERMINATES IMMEDIATELY WHEN THE REQUIREMENTS DESCRIBED ABOVE ARE NOT SATISFIED, AND THE ABILITY TO REINSTATE THE DEATH BENEFIT GUARANTEE PERMANENTLY EXPIRES ON THE FOLLOWING MONTHLY ANNIVERSARY OF THE CONTRACT 31 DAYS AFTER LBVIP SENDS WRITTEN NOTICE OF TERMINATION.

Death Benefit Guarantee Premium. A monthly premium amount required to maintain the Death Benefit Guarantee (the "Death Benefit Guarantee Premium") will be set forth in the Contract. The Death Benefit Guarantee Premium is determined by LBVIP based upon a formula taking into account the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Cost of Insurance"); a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge; the applicable Initial Monthly Charge (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Initial Monthly Charge"); the charge for any additional insurance benefits added by rider (see "GENERAL PROVISIONS--Additional Insurance Benefits"); and the basic monthly administrative charge of $10.00 per month (see "CHARGES AND DEDUCTIONS--Monthly Deduction--Basic Monthly Administrative Charge"). Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things, the Insured's gender, the Insured's Attained Age, the Insured's premium class, the Face Amount, the Death Benefit Option, and which additional insurance benefits, if any, are added by rider. The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.


                          CONTRACT RIGHTS

Loan Privileges

General. The Contract Owner may at any time after the Contract Date borrow money from LBVIP using the Contract as the only security for the loan. The Contract Owner may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

See Appendix D for information about differences in Loan Privileges on VUL 1 contracts.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied (see "DEATH BENEFIT GUARANTEE"). Contract Debt is used in calculating the Contract's Cash Surrender Value (see "CONTRACT BENEFITS-- Accumulated Value and Cash Surrender Value") the amount of Death Benefit proceeds payable to the beneficiary (see "CONTRACT BENEFITS--Death Benefits"), and (in some cases) in determining whether the Contract will lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS--Contract Lapse and Reinstatement).

Allocation of Contract Loan. LBVIP will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the Contract's total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With LBVIP's approval, the Contract Owner can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "GENERAL PROVISIONS--Postponement of Payments".

Interest. The interest rate charged on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans. Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. NO ADDITIONAL INTEREST WILL BE CREDITED TO THESE ASSETS. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

THE AMOUNT OF ANY CONTRACT LOAN WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A CONTRACT LOAN COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Repayment of Contract Debt. Debt may be repaid any time while the Insured is living. Each repayment must be at least $25. If not repaid, LBVIP will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, the Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. LBVIP will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by LBVIP at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated Value in the Variable Account (the Contract Owner may select a different allocation basis with LBVIP's approval). See "PAYMENT AND ALLOCATION OF PREMIUMS--Allocation of Premiums and Accumulated Value". When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. LBVIP will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

The Contract Owner must notify LBVIP if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS--Contract Proceeds".

Surrender Privileges

At any time before the death of the Insured, the Contract Owner may partially or totally surrender the Contract by sending Written Notice to LBVIP. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. A Contract Owner may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS--Payment of Contract Benefits".

Full Surrender. If the Contract is fully surrendered, the Contract Owner will be paid the Cash Surrender Value of the Contract determined as of the date a Written Notice requesting surrender is received by LBVIP (or as of such later date as the Contract Owner shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, the Contract must be delivered to LBVIP along with the Written Notice requesting surrender.

Partial Surrender. The Contract may be surrendered in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by LBVIP, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that the Contract Owner's Accumulated Value in the respective Subaccount(s) bears to the Contract's total Accumulated Value in the Subaccount(s) at that time (the Contract Owner may select a different allocation basis with LBVIP's approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by LBVIP from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see "Partial Surrenders-- Certain Other Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit. A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

(bullet) If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See "CONTRACT BENEFITS--Death Benefits".)

Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000).
Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000
($100,000 + $40,000).  The Face Amount is not changed.

(bullet) If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus
Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B--Effect of Partial Surrenders. The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

(bullet) If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

(bullet) If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000 - $10,000) X 2.5 = $125,000).

(bullet) If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to
(a) the amount of the partial surrender, less (b) the result obtained by dividing (i) the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender by (ii) the applicable percentage. The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (1) the amount of the partial surrender, less (2) the result obtained by dividing (A) the difference between the Death Benefit and the Face Amount prior to the partial surrender by (B) the specified percentage ($30,000 - (($150,000 - $100,000) (divided by) 2.5)) = $10,000). The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders--Certain Other Considerations. THE AMOUNT OF ANY PARTIAL SURRENDER WILL, SUBJECT TO CERTAIN EXCEPTIONS, BE DEDUCTED FROM CUMULATIVE PREMIUM PAYMENTS IN DETERMINING WHETHER THE REQUIREMENTS FOR THE DEATH BENEFIT GUARANTEE HAVE BEEN SATISFIED. AS A RESULT, A PARTIAL SURRENDER COULD RESULT IN TERMINATION OF THE DEATH BENEFIT GUARANTEE. See "DEATH BENEFIT GUARANTEE".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, LBVIP will not effect such partial withdrawal. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations".

Tax Considerations. Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS--Contract Proceeds".

Free Look Privileges

The Contract provides for two types of "free look" privileges, one after the application and issuance of the Contract and the other after any increase in Face Amount.

Free Look for Contract. The Contract provides for an initial Free Look Period. The Contract Owner may cancel the Contract until the latest of (a) 45 days after Part I of the application for the Contract is signed, (b) 10 days after the Contract Owner receives the Contract, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. Upon giving notice of cancellation and returning the Contract (if it has been delivered), the Contract Owner will receive a refund equal to the sum of (i) the Accumulated Value (as of the date the returned Contract is received by LBVIP at its Home Office or by the LBVIP representative from whom the Contract was purchased), without any deduction of the Decrease Charge, plus (ii) the amount of any Premium Expense Charges, plus (iii) any Monthly Deductions charged against the Contract's Accumulated Value, plus (iv) any Mortality and Expense Risk Charges deducted from the value of the net assets of the Variable Account attributable to the Contract, plus (v) the advisory fees charged by the Fund against net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccount(s) of the Variable Account. When state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Contract and will not reflect the investment experience of the Variable Account. The notice of withdrawal right for the Contract will include a statement of the Decrease Charge and of the Initial Monthly Charge (included in the Monthly Deduction--see "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction") attributable to the Contract, as well as a form for requesting cancellation of the Contract during the Free Look Period.

Free Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a "free look" privilege. The Contract Owner may cancel a requested increase in Face Amount until the latest of (a) 45 days after Part I of the application for increase is signed, (b) 10 days after the Contract Owner receives a Contract supplement for the increase in Face Amount, and (c) 10 days after LBVIP mails or personally delivers a notice of withdrawal right to the Contract Owner. Upon requesting cancellation of the increase, the Contract Owner will receive a refund, if he or she so requests, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase). This refund or credit will be made within seven days after LBVIP receives the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction--see "CHARGES AND DEDUCTIONS--Accumulated Value Charges-- Monthly Deduction") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract. During the first 24 months following the Date of Issue, the Contract Owner may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by Lutheran Brotherhood, of which LBVIP is an indirect subsidiary. This new contract will not be dependent upon future investment results of the Variable Account or any separate account of Lutheran Brotherhood. In order to make this exchange for such a contract, the Contract Owner must surrender the Contract to LBVIP at its Home Office, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that LBVIP receives the exchange request and the Contract at its Home Office. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at the option of the Contract Owner, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under Lutheran Brotherhood's standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount. During the first 24 months following an increase in Face Amount, the Contract Owner may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.


                         GENERAL PROVISIONS

Postponement of Payments

General. LBVIP may defer payment of maturity proceeds, any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (a) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt

Except as otherwise stated herein, the date of receipt by LBVIP of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at LBVIP's Home Office in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

The Contract

The Contract and attached copy of the Application and any supplemental Applications are the entire contract. Only statements in the Application and any supplemental Applications can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. Any change to the Contract must be in writing and signed by the President and the Secretary of LBVIP. Pursuant to various applicable state laws, certain of the provisions of the Contract may vary from state to state.

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, LBVIP will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount LBVIP will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Incontestability

LBVIP cannot contest the validity of a Contract after it has been in force during the Insured's lifetime for two years from its Date of Issue, except for any provisions granting benefits in the event of total disability. Similar incontestability will apply to an increase in Face Amount or any reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Change of Owner or Beneficiary

As long as the Contract is in force, the Contract Owner or Beneficiary may be changed by Written Notice to LBVIP. The Contract need not be returned unless requested by LBVIP. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by LBVIP. LBVIP will not, however, be liable for any payment made or action taken before receipt of the Written Notice.

Assignment as Collateral

The Contract may be assigned as collateral. LBVIP will not be bound by the assignment until a copy has been received at its Home Office, and LBVIP assumes no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Contract Debt. The interest of any Beneficiary or other person will be subordinate to any assignment.

Misstatement of Age or Gender

If the age or gender of the Insured has been misstated, the Accumulated Value and/or Death Benefit will be adjusted, using the most recent cost of insurance rates, to the amounts that would have been provided based on the correct age and gender.

Due Proof of Death

LBVIP will accept as due proof of death of the Insured a completed claimant's statement, which will be furnished by LBVIP, together with either a certified death certificate or an attending physician's statement. In some circumstances, LBVIP may require an attending physician's statement even though a death certificate is furnished.

Reports to Contract Owners

LBVIP will mail to Contract Owners, at their last known address of record, within 30 days after each Contract Anniversary, annual reports confirming the status of each Contract's values and benefits. These reports will show the following as of the beginning and end of the Contract Year: the Face Amount; the Death Benefit; the Accumulated Value; any outstanding Decrease Charge; any Contract Debt; and Cash Surrender Value. The annual reports will show how future Net Premiums will be allocated among the Subaccount(s) pursuant to the Contract Owner's current allocation instructions. In addition, LBVIP will mail to Contract Owners quarterly reports that will show all Contract transactions since the last Contract Anniversary, including, but not limited to, the amount and dates of premium payments (including those paid under an automatic payment plan offered by LBVIP or those paid prior to the initial transfer to the Subaccount(s) on the Contract Date), monthly charges deducted, loans (as well as the loan interest that became due, interest credited from the General Account and loan repayments), partial surrenders, transfers, exchanges or an exercise of a free look privilege.

Within seven days of the following transactions, LBVIP will mail a confirmation statement or letter to the Contract Owner confirming such transactions, in addition to showing them in the quarterly and annual reports: any premium payment (other than those paid under an automatic payment plan offered by LBVIP or those paid prior to the initial transfer to the Subaccount(s) on the Contract Date, which will be confirmed by LBVIP in the annual report), any Contract loan, interest payment or loan repayment, any change in instructions for allocation of Net Premiums or other Contract transactions, any transfer of amounts among Subaccount(s) (including the initial transfer on the Contract Date), any partial surrender, any decrease in Face Amount that results in a reduction of the Decrease Charge and thus the assets attributable to the Contract in the Subaccount(s), any restoration to Accumulated Value following an exercise of a free-look privilege for an increase in the Face Amount and the manner in which such amount is allocated among the Subaccount(s), any exercise of the free-look privilege for an increase in the Face Amount when a refund is made, any exercise of the free look privilege for the Contract, any exchange of the Contract, any full surrender of the Contract, payment of a Death Benefit and payment at Maturity Date. Upon request, any Contract Owner will be sent a receipt for any premium payment.

LBVIP will maintain all records relating to the Variable Account. LBVIP will mail to Contract Owners, at their last known address of record, any reports required by any applicable law or regulation. Each Contract Owner will also be sent an annual and a semi-annual report for the Fund as required by the Investment Company Act of 1940.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to the Contract at the option of the Contract Owner by rider at the time the Contract is applied for or at a later date. At present, these options include: waiver of Monthly Deductions in the event of total disability, additional insurance coverage for accidental death, waiver of selected amount in the event of total disability, term insurance on the Insured's spouse, term insurance on the Insured's children, a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability, and a cost of living insurance adjustment without proof of insurability. LBVIP may offer additional optional benefits in the future. The cost of any additional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction". The amounts of these benefits do not vary with the investment experience of the Variable Account. Certain restrictions apply and are clearly described in the applicable rider. Any LBVIP Representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from LBVIP upon written request. Any additional insurance benefits purchased will be described in a rider attached to the Contract. The charge for additional insurance benefits added by rider will be specified in the Contract or in a supplement to the Contract. An additional charge will apply for any insurance benefits added by rider at any time after issuance of the Contract. Cost of insurance rates for additional term insurance benefits added by spouse rider for Contracts issued in the state of Montana will be based on unisex rates.

The issuance of a rider providing insurance coverage on the Insured's spouse will result in an additional Initial Monthly Charge. See "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Monthly Deduction--Initial Monthly Charge".

Adding insurance benefits may have Federal income tax consequences. See "FEDERAL TAX MATTERS--Contract Proceeds."

Charitability for Life

Charitability for Life (SM) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.
Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and LBVIP will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive Charitability for Life benefits. The benefit may vary state-by-state and an LBVIP representative should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract.

Accelerated Benefits Rider

For newly issued Contracts, entered into on or after May 1, 1992, under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state and an LBVIP representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract.

The Accelerated Benefits Rider allows the Contract Owner to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when LBVIP has received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by state law), or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

LBVIP will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by LBVIP. With LBVIP's approval, the Contract Owner may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, LBVIP will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments.

The Accelerated Benefits Rider is available only in states where and to the extent regulatory approval has been obtained. If desired by a Contract Owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid.

LBVIP agrees that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. LBVIP can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. See "GENERAL PROVISIONS--Accelerated Benefits Rider". The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS--Contract Proceeds-- Benefits Paid under the Accelerated Benefits Rider".

Reservation of Certain Rights

LBVIP reserves the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

(1) the withdrawal rights during the initial Free Look Period (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for Contract");

(2) the withdrawal rights during any Free Look Period after an increase in Face Amount (see "CONTRACT RIGHTS--Free Look Privileges--Free Look for Increase in Face Amount");

(3) the exchange rights during the first 24 months following the Date of Issue (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of the
Contract"); and

(4) the exchange rights during the first 24 months following an increase in Face Amount (see "CONTRACT RIGHTS--Exchange Privileges--Exchange of Increase in Face Amount").

LBVIP will provide Contract Owners with written notice if it exercises its right to eliminate or modify any of these rights.


                         FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on LBVIP's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. LBVIP does not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General.  The Contract will qualify as a life insurance contract under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").
Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, LBVIP will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS--Amount and Timing of Premiums--Premium Limitations". Although the Secretary of the Treasury is authorized to prescribe regulations interpreting the manner in which these tests are to be applied, such regulations have not been issued. In addition, the Technical and Miscellaneous Revenue Act of 1988 (the "Act") provides additional requirements under Section 7702 for mortality and other expense charges of life insurance contracts. Nonetheless, LBVIP believes that the Contract should meet the statutory definition in Section 7702 of a life insurance contract.

Death Benefits. The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under
Section 101(a) of the Code.


Distributions. The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract. The Act was enacted on November 10, 1988 and makes certain changes to the income tax treatment of distributions from Contracts classified as "modified endowment contracts" under the Code. A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, LBVIP will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supersede the premium limitations previously established by the Code as discussed under "Premium Limitations" at page 30 of the Prospectus.


The Act involves complex considerations and unresolved interpretive issues. It should be understood, however, that if there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Tax Treatment of Modified Endowment Contracts. Under the Act, distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

Under the Act, all modified endowment contracts, issued by LBVIP (or its affiliates) to the same Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts. The Act does not apply to Contracts entered into prior to June 21, 1988, provided that the Contract Owner does not request an increase in Contract benefits (although certain increases in Face Amount are exempted) on or after that date. These pre-June 21, 1988, Contracts (as well as Contracts entered into after June 20, 1988, that are not modified endowment contracts) remain subject to the taxation provisions described below.

A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery" rule in that, the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the Contract. However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first fifteen years after issue. The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to LBVIP with respect to the loan may or may not be deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.


Benefits Paid under the Accelerated Benefits Rider. Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. If certain requirements are satisfied, however, accelerated death benefits paid under the Accelerated Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.


Withholding. The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. LBVIP will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners. The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges. The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS--Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes. Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.


Diversification Requirements. Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified". The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, no more than fifty-five percent (55%) of the total assets underlying the Variable Account consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 1, 1989, the Treasury Department adopted regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investments underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, the Variable Account will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments.

The assets of the Fund are expected to meet the diversification requirements. LB will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under sections 7702 and 817.


Pension and Profit-Sharing Plans. If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Taxation of the Company

LBVIP does not initially expect to incur any income tax burden upon the earnings or the realized capital gains attributable to the Variable Account. Based on this expectation, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Account. If, however, LBVIP determines that it may incur such tax burden, it may assess a charge for such burden from the Variable Account.

LBVIP may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.


                  EMPLOYMENT-RELATED BENEFIT PLANS

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) contain guaranteed and current cost of insurance rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. Because of this decision, the cost of insurance rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Insured's gender. Any unisex rates to be provided by LBVIP will apply for tax-qualified plans and those plans where an employer believes that the NORRIS decision applies. Contracts issued in connection with employment-related insurance benefit plans may also be subject to different limitations with respect to the Minimum Face Amount, increases in Face Amount, additional insurance benefits, and issues ages.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.


                             VOTING RIGHTS

General. As stated above, all of the assets held in the Subaccounts of the Variable Account will be invested in shares of the corresponding Portfolios of the Fund. LBVIP is the legal owner of those shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon at a shareholders' meeting. However, LBVIP will, as required by law, vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions received from Contract Owners. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result LBVIP determines that it is permitted to vote the Fund shares in its own right, it may elect to do so. The Fund's Bylaws provided that regular meetings of the shareholders of the Fund may be held on an annual or less frequent basis as determined by the Board of Directors of the Fund. For a more complete discussion, see the accompanying prospectus for the Fund.

The number of votes which a Contract Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has right to instruct will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner has right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which LBVIP does not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by LBVIP in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by LBVIP or its affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of LBVIP and its affiliates having a voting interest in that Portfolio in proportion to each such separate account's voting interest in that Portfolio, and will be voted in the same manner as are such separate account's votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Disregard of Voting Instructions. LBVIP may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of the Fund. In addition, LBVIP itself may disregard voting instructions in favor of changes initiated by a Contract Owner in the investment policy or the investment adviser of a Portfolio of the Fund if LBVIP reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or LBVIP determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event LBVIP does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report of the Fund to Contract Owners.



                     DIRECTORS AND OFFICERS OF LBVIP

Directors
     Name                      Principal Occupation
     Robert P. Gandrud         President and Chief Executive Officer of Lutheran Brotherhood
     Bruce J. Nicholson        Executive Vice President and Chief Financial Officer of Lutheran Brotherhood
     Rolf F. Bjelland          Executive Vice President of Lutheran Brotherhood
     Paul R. Ramseth           Executive Vice President of Lutheran Brotherhood
     William H. Reichwald      Executive Vice President of Lutheran Brotherhood
Executive Officers
     Robert P. Gandrud         President, Chairman and Chief Executive Officer
     Bruce J. Nicholson        Chief Financial Officer
     Rolf F. Bjelland          Vice President--Investments
     William H. Reichwald      Vice President--Marketing (Executive Vice President of Lutheran Brotherhood)
     Anita J.T. Young          Treasurer (Vice President and Treasurer of Lutheran Brotherhood)
     David J. Larson           Vice President and Secretary (Senior Vice President,
                               Secretary and General Counsel of Lutheran Brotherhood)
     David J. Christianson     Vice President--Insurance Services (Vice President of Lutheran
                               Brotherhood)
     Otis F. Hilbert           Vice President and Assistant Secretary (Vice President
                               and Associate General Counsel of Lutheran Brotherhood)
     James R. Olson            Vice President (Vice President of Lutheran Brotherhood)
     Jerald E. Sourdiff        Vice President and Controller (Senior Vice President of Lutheran Brotherhood)
     James M. Walline          Vice President--Investments (Vice President of Lutheran Brotherhood)




All of the foregoing directors and executive officers have been employees or officers of Lutheran Brotherhood for the past five years.

                     SALES AND OTHER AGREEMENTS

Lutheran Brotherhood Securities Corp., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 an indirect subsidiary of Lutheran Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LBVIP and the Variable Account are also parties.

Lutheran Brotherhood Securities Corp. is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Lutheran Brotherhood Securities Corp. is also named as distributor of the stock of The Lutheran Brotherhood Family of Funds, consisting of the following series: Lutheran Brotherhood Money Market Fund, Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood High Yield Fund, and Lutheran Brotherhood Municipal Bond Fund, all of which are diversified open-end investment companies.

The Contracts are sold through LBVIP Representatives who are licensed by state insurance officials to sell the Contracts. These LBVIP Representatives are also registered representatives of Lutheran Brotherhood Securities Corp. The Contracts are offered in all states where LBVIP is authorized to sell variable life insurance.

When an application for a Contract is completed, it is submitted to LBVIP. Under a service agreement between LBVIP and Lutheran Brotherhood (described below), Lutheran Brotherhood performs insurance underwriting reviews and determines whether to accept or reject the application for the Contract and determines the Insured's premium class.

Under the Distribution Agreement, Lutheran Brotherhood Securities Corp. will perform suitability review.

Under the Distribution Agreement, LBVIP Representatives receive commissions and service fees from Lutheran Brotherhood Securities Corp. for selling and servicing the Contracts. LBVIP reimburses Lutheran Brotherhood Securities Corp. for such compensation. LBVIP also reimburses Lutheran Brotherhood Securities Corp. for other expenses incurred in marketing and selling the Contracts. These include general agent compensation, LBVIP Representatives' training allowances and agency expense allowances.

Compensation of LBVIP Representatives. LBVIP Representatives selling the Contracts will receive a 3% service fee of all premiums paid on the Contract. In addition to the service fee, commissions will be paid to the LBVIP Representatives based on a commission schedule summarized below. Further, LBVIP Representatives may be eligible to receive certain benefits based on the account of earned commissions.

During the first Contract Year, commissions will be not more than 52% of the Death Benefit Guarantee Premium for the Contract. In the second and third Contract Years, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the Contract. The Death Benefit Guarantee Premium at issue will include premiums attributable to riders and supplemental benefits included in the Contract.

For the first year following an increase in Face Amount, commissions will be not more than 52% of the Death Benefit Guarantee Premium for the increase. In the second and third year following an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the increase.

For Contracts with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee Premium. For Contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a spouse rider or an increase in the Face Amount of a spouse rider, the commission will be not more than 52% of the Death Benefit Guarantee Premium for the rider or the increase. In the second and third year following the addition of a spouse rider or an increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider or the increase.

For a spouse rider with an initial Face Amount greater than or equal to $500,000 but less than $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 42% of the applicable Death Benefit Guarantee Premium. For spouse rider with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 32% of the applicable Death Benefit Guarantee Premium. In the second and third year after issue or following an increase, the commissions will equal, in general, 6% of the applicable Death Benefit Guarantee Premium.

For the first year following the addition of a child rider, the commission will be not more than 52% of the Death Benefit Guarantee Premium for the increase in Face Amount of the rider. In the second and third year following the increase, commissions will equal, in general, 7% of the Death Benefit Guarantee Premium for the rider.

Service Agreement. Lutheran Brotherhood performs certain investment and administrative duties for LBVIP pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, LBVIP pays Lutheran Brotherhood for salary costs and other services and an amount for indirect costs incurred through LBVIP's use of Lutheran Brotherhood's personnel and facilities.


                           LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither LBVIP nor LBSC are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


                                 LEGAL MATTERS


All matters of applicable state law pertaining to the Contracts, including LBVIP's right to issue the Contracts thereunder, have been passed upon by James M. Odland, counsel for LBVIP.



                                EXPERTS


The financial statements of the Variable Account and LBVIP included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Kenneth A. Dahlberg, FSA, MAAA, Actuary of LBVIP, whose opinion is filed as an exhibit to the Registration Statement.


                           FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 has been filed with the SEC, with respect to the Contracts described herein. This Prospectus does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is hereby made for further information concerning the Account, LBVIP and the Contracts. The information so omitted may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fee pre-scribed by the SEC, or examined there without charge. Statements contained in this Prospectus as to the provisions of the Contracts and other legal documents are summaries, and reference is made to the documents as filed with the SEC for a complete statement of the provisions thereof.


                         FINANCIAL STATEMENTS

The audited financial statements of LBVIP which are included in this Prospectus should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon the ability of LBVIP to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

3100 Multifoods Tower
33 South Sixth Street
Minneapolis, MN 55402-3795

Price Waterhouse LLP
[LOGO OMITTED]

Report of Independent Accountants

To Lutheran Brotherhood Variable Insurance
Products Company and Contract Owners of
LBVIP Variable Insurance Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Opportunity Growth, World Growth, Growth, High Yield, Income, and Money Market subaccounts of LBVIP Variable Insurance Account at December 31, 1996, the results of each of their operations for the year or period then ended and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Lutheran Brotherhood Variable Insurance Products Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/S/PRICE WATERHOUSE LLP
February 5, 1997

LBVIP Variable Insurance Account
Opportunity Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investment in LB Series Fund, Inc. 633,202
shares at net asset value of $11.50 per share
(cost $7,396,725)                                       $   7,284,718
Receivable from LBVIP for units issued                         30,581
                                                        -------------
Total assets                                                7,315,299
                                                        -------------

LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                     3,834
                                                        -------------
NET ASSETS                                              $   7,311,465
                                                        =============
Number of units outstanding                                   617,020
                                                        =============
Unit Value (net assets divided by units outstanding)           $11.85
                                                               ======

Statement of Operations
For the period from  January 18, 1996
(effective date) to December 31, 1996

INVESTMENT INCOME:
Dividend Income                                          $     10,217
Mortality and expense risk charge                             (25,254)
                                                        -------------
Net investment loss                                           (15,037)
                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                              330,441
Net change in unrealized depreciation
of investments                                               (112,007)
                                                        -------------
Net gain on investments                                       218,434
                                                        -------------
Net increase in net assets resulting
from operations                                          $    203,397
                                                        =============



Statement of Changes in Net Assets
                                                     For the period from
                                                      January 18, 1996
                                                    (effective date) to
                                                      December 31, 1996
                                                     ------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment loss                                       $   (15,037)
Net realized gain on investments                              330,441
Net change in unrealized appreciation or
depreciation of investments                                  (112,007)
                                                        -------------
Net increase in net assets resulting from operations          203,397
                                                        -------------

UNIT TRANSACTIONS --
Proceeds from units issued                                  3,072,084
Net asset value of units redeemed                          (1,101,486)
Transfers from other subaccounts                            5,704,090
Transfers to other subaccounts                               (566,620)
                                                        -------------
Net increase in net assets from unit transactions           7,108,068
                                                        -------------
Net increase in net assets                                  7,311,465

NET ASSETS:
Beginning of period                                                --
                                                        -------------
End of period                                             $ 7,311,465
                                                        =============

The accompanying notes are an integral part of the financial statements.

LBVIP Variable Insurance Account
World Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investment in LB Series Fund, Inc. 423,930
shares at net asset value of $10.95 per share
(cost $4,354,037)                                         $ 4,641,942
Receivable from LBVIP for units issued                         28,850
                                                        -------------
Total assets                                                4,670,792
                                                        -------------

LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                     2,485
                                                        -------------
NET ASSETS                                                $ 4,668,307
                                                        =============
Number of units outstanding                                   425,244
                                                        =============
Unit Value (net assets divided by units outstanding)           $10.98
                                                               ======



Statement of Operations
For the period from  January 18, 1996
(effective date)  to December 31, 1996

INVESTMENT INCOME:
Dividend Income                                            $   38,201
Mortality and expense risk charge                             (16,415)
                                                        -------------
Net investment income                                          21,786
                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                               13,138
Net change in unrealized appreciation
of investments                                                287,905
                                                        -------------
Net gain on investments                                       301,043
                                                        -------------
Net increase in net assets resulting
from operations                                            $  322,829
                                                        =============



Statement of Changes in Net Assets
                                                     For the period from
                                                      January 18, 1996
                                                     (effective date) to
                                                      December 31, 1996
                                                     ------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                                        $   21,786
Net realized gain on investments                                 13,138
Net change in unrealized appreciation or
depreciation of investments                                     287,905
                                                          -------------
Net increase in net assets resulting from
operations                                                      322,829
                                                          -------------

UNIT TRANSACTIONS --
Proceeds from units issued                                    2,066,890
Net asset value of units redeemed                              (827,171)
Transfers from other subaccounts                              3,362,618
Transfers to other subaccounts                                 (256,859)
                                                          -------------
Net increase in net assets from unit transactions             4,345,478
                                                          -------------
Net increase in net assets                                    4,668,307

NET ASSETS:
Beginning of period                                                  --
                                                          -------------
End of period                                                $4,668,307
                                                          =============

The accompanying notes are an integral part of the financial statements.

LBVIP Variable Insurance Account
Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investment in LB Series Fund, Inc. 3,658,976
shares at net asset value of $19.32 per share
(cost $53,817,794)                                         $ 70,704,132
Receivable from LBVIP for units issued                           30,440
                                                          -------------
Total assets                                                 70,734,572
                                                          -------------

LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                      39,640
                                                          -------------
NET ASSETS                                                 $ 70,694,932
                                                          =============
Number of units outstanding                                   2,248,092
                                                          =============
Unit Value (net assets divided by units outstanding)             $31.45
                                                                 ======

Statement of Operations
Year Ended December 31, 1996

INVESTMENT INCOME:
Dividend Income                                             $   875,031
Mortality and expense risk charge                              (377,780)
                                                          -------------
Net investment income                                           497,251
                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                              8,265,078
Net change in unrealized appreciation
of investments                                                3,663,632
                                                          -------------
Net gain on investments                                      11,928,710
                                                          -------------
Net increase in net assets resulting
from operations                                            $ 12,425,961
                                                          =============



Statement of Changes in Net Assets
Years Ended December 31, 1996 and 1995
                                                  1996           1995
                                                 -------       -------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                        $   497,251    $  428,728
Net realized gain on investments               8,265,078       194,507
Net change in unrealized appreciation
or depreciation of investments                 3,663,632    13,265,262
                                           ------------- -------------
Net increase in net assets resulting
from operations                               12,425,961    13,888,497
                                           ------------- -------------

UNIT TRANSACTIONS --
Proceeds from units issued                    13,357,943    12,883,198
Net asset value of units redeemed             (6,997,719)   (5,939,936)
Transfers from other subaccounts               3,910,699     2,029,943
Transfers to other subaccounts                (8,867,897)   (1,653,365)
                                           ------------- -------------
Net increase in net assets from unit
transactions                                   1,403,026     7,319,840
                                           ------------- -------------
Net increase in net assets                    13,828,987    21,208,337

NET ASSETS:
Beginning of period                           56,865,945    35,657,608
                                           ------------- -------------
End of period                               $ 70,694,932   $56,865,945
                                           ============= =============

The accompanying notes are an integral part of the financial statements.

LBVIP Variable Insurance Account
High Yield Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investment in LB Series Fund, Inc. 3,031,263
shares at net asset value of $10.06 per share
(cost $30,324,446)                                       $ 30,480,587
Receivable from LBVIP for units issued                          2,042
                                                         ------------
Total assets                                               30,482,629
                                                         ------------

LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                    16,818
                                                         ------------
NET ASSETS                                               $ 30,465,811
                                                         ============
Number of units outstanding                                 1,097,040
                                                         ============
Unit Value (net assets divided by units outstanding)           $27.77
                                                               ======



Statement of Operations
Year Ended December 31, 1996

INVESTMENT INCOME:
Dividend Income                                          $  2,803,994
Mortality and expense risk charge                            (171,834)
                                                         ------------
Net investment income                                       2,632,160
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                               12,638
Net change in unrealized appreciation
of investments                                                326,982
                                                         ------------
Net gain on investments                                       339,620
                                                         ------------
Net increase in net assets resulting
from operations                                          $  2,971,780
                                                         ============



Statement of Changes in Net Assets
Years Ended December 31, 1996 and 1995
                                                  1996          1995
                                                 -------       -------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                       $  2,632,160  $  2,215,581
Net realized gain (loss) on investments           12,638       (35,895)
Net change in unrealized appreciation
or depreciation of investments                   326,982     1,855,415
                                            ------------  ------------
Net increase in net assets resulting
from operations                                2,971,780     4,035,101
                                            ------------  ------------

UNIT TRANSACTIONS --
Proceeds from units issued                     5,637,311     5,870,513
Net asset value of units redeemed             (3,111,396)   (3,001,072)
Transfers from other subaccounts               1,914,400       961,670
Transfers to other subaccounts                (3,900,814)   (1,121,153)
                                            ------------  ------------
Net increase in net assets from
unit transactions                                539,501     2,709,958
                                            ------------  ------------
Net increase in net assets                     3,511,281     6,745,059

NET ASSETS:
Beginning of period                           26,954,530    20,209,471
                                            ------------  ------------
End of period                               $ 30,465,811  $ 26,954,530
                                            ============  ============

The accompanying notes are an integral part of the financial statements.

LBVIP Variable Insurance Account
Income Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investment in LB Series Fund, Inc. 1,582,923
shares at net asset value of $9.75 per share
(cost $15,562,875)                                         $ 15,432,428
                                                           ------------

LIABILITIES:
Payable to LBVIP for units redeemed                               3,403
Payable to LBVIP for mortality and expense
risk charge                                                       8,638
                                                           ------------
Total liabilities                                                12,041
                                                           ------------
NET ASSETS                                                 $ 15,420,387
                                                           ============
Number of units outstanding                                     727,197
                                                           ============
Unit Value (net assets divided by units outstanding)             $21.21
                                                                 ======



Statement of Operations
Year Ended December 31, 1996

INVESTMENT INCOME:
Dividend Income                                            $    999,882
Mortality and expense risk charge                               (91,903)
                                                           ------------
Net investment income                                           907,979
                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments                                (32,608)
Net change in unrealized depreciation
of investments                                                 (488,846)
                                                           ------------
Net loss on investments                                        (521,454)
                                                           ------------
Net increase in net assets resulting
from operations                                            $    386,525
                                                           ============

Statement of Changes in Net Assets
Years Ended December 31, 1996 and 1995
                                                  1996         1995
                                                 -------      -------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                       $    907,979  $   881,591
Net realized loss on investments                 (32,608)     (28,562)
Net change in unrealized appreciation
or depreciationof investments                   (488,846)   1,556,511
                                            ------------  -----------
Net increase in net assets resulting
from operations                                  386,525    2,409,540
                                            ------------  -----------

UNIT TRANSACTIONS --
Proceeds from units issued                     2,689,600    2,965,163
Net asset value of units redeemed             (1,656,820)  (1,859,848)
Transfers from other subaccounts                 548,400      340,287
Transfers to other subaccounts                (2,358,320)    (746,287)
                                            ------------  -----------
Net change in net assets from unit
transactions                                    (777,140)     699,315
                                            ------------  -----------
Net change in net assets                        (390,615)   3,108,855

NET ASSETS:
Beginning of period                           15,811,002   12,702,147
                                            ------------  -----------
End of period                               $ 15,420,387  $15,811,002
                                            ============  ===========

The accompanying notes are an integral part of the financial statements.

LBVIP Variable Insurance Account
Money Market Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investment in LB Series Fund, Inc. 2,305,621
shares at net asset value of $1.00 per share
(cost $2,305,621)                                          $  2,305,621
Receivable from LBVIP for units issued                            1,612
                                                           ------------
Total assets                                                  2,307,233
                                                           ------------

LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                       1,320
                                                           ------------
NET ASSETS                                                 $  2,305,913
                                                           ============
Number of units outstanding                                   1,389,007
                                                           ============
Unit Value (net assets divided by units outstanding)             $ 1.66
                                                                 ======



Statement of Operations
Year Ended December 31, 1996

INVESTMENT INCOME:
Dividend Income                                            $    112,119
Mortality and expense risk charge                               (13,313)
                                                           ------------
Net investment income                                      $     98,806
                                                           ============



Statement of Changes in Net Assets
Years Ended December 31, 1996 and 1995
                                                   1996          1995
                                                 -------       -------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS --
Net investment income                         $   98,806    $   84,942
                                            ------------  ------------

UNIT TRANSACTIONS --
Proceeds from units issued                       876,398       771,778
Net asset value of units redeemed               (973,280)     (710,056)
Transfers from other subaccounts               1,762,829     1,112,971
Transfers to other subaccounts                (1,252,526)     (924,066)
                                            ------------  ------------
Net increase in net assets from unit
transactions                                     413,421       250,627
                                            ------------  ------------
Net increase in net assets                       512,227       335,569

NET ASSETS:
Beginning of period                            1,793,686     1,458,117
                                            ------------  ------------
End of period                                 $2,305,913    $1,793,686
                                            ============  ============

The accompanying notes are an integral part of the financial statements.

LBVIP Variable Insurance Account
Notes to Financial Statements
December 31, 1996

(1) ORGANIZATION

The LBVIP Variable Insurance Account (the Variable Account), a unit investment trust registered under the Investment Company Act of 1940, was established as a separate account of Lutheran Brotherhood Variable Insurance Products Company (LBVIP) in 1984, pursuant to the laws of the State of Minnesota. LBVIP offers financial services to Lutherans and through its parent, Lutheran Brotherhood Financial Corporation, is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The Variable Account contains six subaccounts--Opportunity Growth, World Growth, Growth, High Yield, Income and Money Market--each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to support only flexible premium variable life ("Variable Universal Life") insurance contracts issued by LBVIP. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LBVIP. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LBVIP.

The Opportunity Growth and World Growth Subaccount's registration was declared effective by the Securities Exchange Commission and began operations as separate subaccounts of the Variable Account on January 18, 1996. On January 18, 1996, LBVIP invested $500,000 in each of the Opportunity Growth and World Growth Subaccounts and acquired 50,000 units in each subaccount.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LBVIP is taxed as a life insurance company and includes its flexible premium variable life insurance operations in its tax return. LBVIP anticipates no tax liability resulting from the operations of the Variable Account. Consequently, no provision for income taxes has been charged against the Variable Account.

(3) RELATED PARTY TRANSACTIONS

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LBVIP less deductions for sales distribution expenses of 3% and premium taxes of 2% of the gross contract premium. Total deductions from gross contract premiums received were $1,471,047 and $1,242,875 in 1996 and 1995, respectively.

A monthly charge is deducted from the cash value of the contract by LBVIP for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Total monthly charges were $7,790,993 and $6,896,936 in 1996 and 1995, respectively.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account. Mortality and expense risk charges of $696,499 and $515,776 were deducted in 1996 and 1995, respectively.

A deferred charge is deducted from the cash value of the contract to compensate LBVIP for certain selling and administrative expenses if: (1) within the first ten years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first ten years a contract is in force, or within ten years after a requested increase in face amount. The deferred charge remains at a level amount during the first five years of the applicable ten year period, and then is reduced on a monthly basis by equal amounts until the deferred charge is zero after ten years. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Deferred charges of $415,474 and $409,685 were deducted in 1996 and 1995, respectively.


 (4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                                             Subaccounts
                           -------------------------------------------------------------------------------
                           Opportunity      World                        High                     Money
                             Growth         Growth       Growth         Yield       Income        Market
                           -----------   -----------   -----------   -----------  -----------  -----------
Units outstanding at
December 31, 1994                  N/A           N/A     1,883,077       960,109      729,752       965,173
Units issued                       N/A           N/A       710,227       323,486      189,825     1,133,300
Units redeemed.                    N/A           N/A      (392,715)     (206,661)    (154,120)     (968,628)
                           -----------   -----------   -----------   -----------  -----------   -----------

Units outstanding at
December 31, 1995                  N/A           N/A     2,200,589     1,076,934      765,457     1,129,845
Units issued                   715,879       489,251       667,271       311,345      172,194     1,575,569
Units redeemed.                (98,859)      (64,007)     (619,768)     (291,239)    (210,454)   (1,316,407)
                           -----------   -----------   -----------   -----------  -----------   -----------

Units outstanding at
December 31, 1996              617,020       425,244     2,248,092     1,097,040      727,197     1,389,007
                           ===========   ===========   ===========   ===========  ===========   ===========






(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                                             Subaccounts
                           -------------------------------------------------------------------------------
                           Opportunity      World                        High                     Money
                             Growth         Growth       Growth         Yield        Income       Market
                           -----------   -----------   -----------   -----------  -----------  -----------

For the year ended
December 31, 1995
Purchases                         N/A           N/A     $8,994,515   $5,805,846    $2,474,794   $1,357,387
Sales                             N/A           N/A      1,343,120      974,314       899,536    1,024,921

For the year ended
December 31, 1996
Purchases                  $8,014,007    $4,900,553     13,926,976    5,454,122     1,916,472    1,845,655
Sales                         705,723       559,655      4,541,768    2,165,707     1,756,895    1,330,800

               COMMENT ON FINANCIAL STATEMENTS OF LBVIP

The financial statements of LBVIP included in this Prospectus should be considered as bearing only upon the ability of LBVIP to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3100 Multifoods Tower                          Telephone 612 332 7000
33 South Sixth Street                          Facsimile 612 332 6711
Minneapolis, MN 55402-3795

Price Waterhouse LLP                                             [LOGO]

                     REPORT OF INDEPENDENT ACCOUNTANTS


March 14, 1997

To The Board of Directors and Stockholder of Lutheran Brotherhood Variable
   Insurance Products Company

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood Variable Insurance Products Company (the Company) and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse

               LUTHERAN BROTHERHOOD VARIALE INSURANCE PRODUCTS COMPANY
                                    BALANCE SHEET
                            DECEMBER 31, 1996 AND 1995
                                   (in thousands)



     ASSETS                                            1996          1995
     ------                                            ----          ----

Investments:
Fixed income securities available for sale,
    at fair value                                    $  170,500  $  146,256
Loans to contract holders                                 4,322       2,689
                                                      ---------   ---------
          Total investments                             174,822     148,945

Cash and cash equivalents                                18,535      25,362
Deferred policy acquisition costs                       144,493     122,605
Investment income due and accrued                         2,001       2,536
Other assets                                              4,881       6,052
Separate account assets                               2,903,551   2,348,212
                                                     ----------  ----------
          Total assets                               $3,248,283  $2,653,712
                                                     ==========  ==========


     LIABILITIES AND STOCKHOLDER'S EQUITY
     ------------------------------------

Liabilities:
     Contract reserves                              $  180,092  $  163,785
     Benefits in the process of payment                  5,166       3,621
     Other liabilities                                  14,972       6,257
     Separate account liabilities                    2,903,551   2,348,212
                                                    ----------  ----------
          Total liabilities                          3,103,781   2,521,875
                                                    ==========  ==========

Stockholder's equity:
     2,000,000 shares authorized,
        issued and outstanding                           2,000       2,000
     Additional paid-in capital                        118,800     118,800
     Net unrealized gains                                  292       1,955
     Retained earnings                                  23,410        9,08
                                                    ----------  ----------
          Total stockholder's equity                   144,502     131,837
                                                    ----------  ----------
          Total liabilities and
             stockholder's equity                   $3,248,283  $2,653,712
                                                    ==========  ==========


                       The accompanying notes are an
                integral part of these financial statements.

            LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                            STATEMENT OF INCOME
            FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                               (in thousands)


                                            1996     1995     1994
                                            ----     ----     ----
Revenues:
     Net investment income                 $11,402  $10,666  $ 3,467
     Net realized investment gains           2,751       49        7
     Contract charges                       39,326   32,664   28,585
     Other income                            2,374    1,106      195
                                           -------  -------  -------
          Total revenues                    55,853   44,485   32,254

Benefits and other deductions:
     Net additions to contract reserves      2,567      275    1,262
     Contractholder benefits                11,763   10,241    4,363
     Commissions                            16,960   11,395   21,323
     Operating expenses                     18,513   15,310   28,167
     Increase in deferred policy
       acquisition costs                   (15,757) (13,599) (22,274)
                                           -------  -------  -------
          Total benefits and other
            deductions                      34,046   23,622   32,841
                                           -------  -------  -------

Income (loss) from operations before
  income taxes                              21,807   20,863     (587)

Provision for income taxes                   7,479    3,722        -
                                           -------  -------  -------
Net income (loss)                          $14,328  $17,141  $  (587)
                                           =======  =======  =======


                        The accompanying notes are an
                 integral part of these financial statements.

                       LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                    STATEMENT OF STOCKHOLDER'S EQUITY
                        FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                            (in thousands)



                                              Additional  Unrealized    Retained        Total
                                    Common     Paid-in       Gains      Earnings     Stockholder's
                                     Stock     Capital     (Losses)    (Deficit)        Equity
                                    ------    ----------  ----------   ---------     -------------

Statutory unassigned surplus
  December 31, 1993                                                                  $ 64,747
Cumulative effect of change in
  accounting principles                                                                49,008

Balance at January 1, 1994          $2,000     $118,800     $   427     $(7,472)      113,755
1994 transactions:
     Net loss                                                              (587)         (587)
     Unrealized losses                                         (460)                     (460)
                                    ------     --------     -------     -------      --------

Balance at December 31, 1994         2,000      118,800         (33)     (8,059)      112,708
1995 transactions:
     Net income                                                          17,141        17,141
     Unrealized gains                                         1,988                     1,988
                                    ------     --------     -------     -------      --------

Balance at December 31, 1995         2,000      118,800       1,955       9,082       131,837
1996 transactions:
     Net income                                                          14,328        14,328
     Unrealized losses                                       (1,663)                   (1,663)
                                    ------     --------     -------     -------      --------

Balance at December 31, 1996        $2,000     $118,800     $   292     $23,410      $144,502
                                    ======     ========     =======     =======      ========


                                        The accompanying notes are an
                                integral part of these financial statements.

                LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                    (in thousands)



                                              1996       1995       1994
                                              ----       ----       ----

Cash flows from operating activities:
   Net income (loss)                        $ 14,328   $ 17,141   $   (587)
   Adjustments to reconcile net
   income to net cash provided
     by operating activities:
      Deferred policy acquisition costs      (15,757)   (13,599)   (22,274)
      Realized net investment gains           (2,751)       (49)        (7)
   Change in operating assets and
     liabilities:
      Loans to contract holders               (1,633)    (1,009)      (684)
      Other assets                             1,705     (4,321)        65
      Contract reserves                       16,307     55,765     77,790
      Other liabilities                        9,572      2,047    (10,178)
      Increase in benefits in process
        of payment                             1,545        147      1,794
      Bond amortization                           59         22        275
                                             -------    -------    -------
         Net cash provided by operating
         activities                           23,375     56,144     46,194
                                             -------    -------    -------

Cash flows from investing activities:
   Proceeds from sale of fixed income
     securities available for sale            63,535      2,911      4,103
   Purchase of fixed income securities
     available for sale                      (93,737)   (54,411)   (59,749)
                                              ------     ------     ------
         Net cash (used in) investing
         activities                          (30,202)   (51,500)   (55,646)
                                              ------     ------     ------

Net (decrease) increase in cash and
  cash equivalents                            (6,827)     4,644     (9,452)
Cash and cash equivalents, beginning
  of year                                     25,362     20,718     30,170
                                             -------    -------    -------
Cash and cash equivalents, end of year       $18,535    $25,362    $20,718
                                             =======    =======    =======


                          The accompanying notes are an
                  integral part of these financial statements.

               LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                             NOTES TO FINANCIAL STATEMENTS
                      (in millions unless otherwise stated)



NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
-----------------------------------------------

Lutheran Brotherhood Variable Insurance Products Company (the Company) offers financial services to Lutherans. The Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization.

Basis of Presentation - New Accounting Pronouncements

In April 1993, the Financial Accounting Standards Board issued interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," which establishes a new definition of generally accepted accounting principles ("GAAP") for mutual and fraternal life insurers. Under the interpretation, financial statements for periods beginning after December 15, 1995, which are prepared on the basis of statutory accounting will no longer be characterized as in conformity with generally accepted accounting principles.

Accordingly, as a wholly owned stock subsidiary of a fraternal life insurer, the Company has adopted the accounting changes required in order to continue to present its financial statements in conformity with generally accepted accounting principles. The effect of the changes is reported retroactively through restatement of all previously issued financial statements beginning with the 1994 amounts. The effect on the December 31, 1993 financial position is included in Stockholder's Equity at January 1, 1994.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

Investments

See disclosures regarding the determination of fair value of financial instruments at Note 10.

Carrying value of investments is determined as follows:

   Fixed income securities       Fair value
   Loans to contractholders      Amortized cost

Fixed income securities which may be sold prior to maturity are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first in, first out method for fixed income securities and are reported in the Statement of Income. Unrealized investment gains and losses on fixed income securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred policy acquisitions costs, are excluded from net income and reported in a separate component of stockholder's equity.

Deferred Policy Acquisition Costs

Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized in proportion to estimated gross profits from mortality, investment, and expense margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at market. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Company's consolidated net income.

Future Contract Benefits

Liabilities for future contract and contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Premium Revenue and Benefits to Contractholders

Recognition of Universal Life-Type Contracts Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to Contractholders

Contracts that do not subject the Company to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment products consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.


NOTE 3 - INCOME TAXES
---------------------

The Company's tax provision and related balance sheet accounts are determined in accordance with a tax sharing agreement with its Parent, which allocates federal income taxes to the Company as if it filed a separate tax return. Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The 1996 and 1995 provisions for income taxes reflected on the Statement of Income consisted entirely of deferred federal and state income tax expense. Net deferred income tax liabilities are included on the balance sheet in "Other Liabilities" and consist of the following:

                                                  1996        1995
                                                  ----        ----

Deferred policy acquisition costs              $   (43.6)   $   (36.1)
Reserves for future benefits                        26.9         25.2
Net operating loss carryforwards                     9.4         14.1
Other                                               (3.7)        (7.2)
                                               ---------    ---------
Net deferred income tax liability              $   (11.0)   $    (4.0)
                                               =========    =========


During 1996, the Company utilized $14.5 million of its net operating loss carryforward and $13.0 million of its alternative minimum tax net operating loss carryforward. The Company has net operating loss carryforwards for tax purposes of approximately $26.9 million at December 31, 1996, which expire between 2005 and 2009. For alternative minimum tax calculation purposes, the Company has net operating loss carryforwards of $27.9 million at December 31, 1996, which expire between 2005 and 2009.


NOTE 4 - INVESTMENTS
--------------------

Fixed Income Securities

Investments in fixed income securities are primarily intended to back long-term liabilities; therefore, care should be exercised in drawing any conclusions from market value information.

Investments in fixed income securities at December 31, 1996 and 1995 follow:

                               Available for Sale (Carried at Fair Value)
                                           December 31, 1996
                               ------------------------------------------
                               Amortized  Unrealized  Unrealized   Fair
                                  Cost       Gains      Losses     Value
                               ---------  ----------  ----------   -----

Fixed income securities:
   U.S. government              $ 96,080   $  2,128   $   715   $ 97,493
   Mortgage-backed securities     29,718          -       292     29,426
   All other corporate bonds      43,909         53       381     43,581
                                --------   --------   -------   --------
Total available for sale        $169,707   $  2,181   $ 1,388   $170,500
                                ========   ========   =======   ========


                               Available for Sale (Carried at Fair Value)
                                           December 31, 1995
                               ------------------------------------------
                               Amortized  Unrealized  Unrealized   Fair
                                  Cost       Gains      Losses     Value
                               ---------  ----------  ----------   -----

Fixed income securities:
   U.S. government              $123,962   $  8,595   $   -     $132,557
   Mortgage-backed securities      1,251         13       -        1,264
   All other corporate bonds      11,598        837       -       12,435
                                --------   --------   -------   --------
Total available for sale        $136,811   $  9,445   $   -     $146,256
                                ========   ========   =======   ========


Contractual Maturity of Fixed Income Securities

The amortized cost and fair value of fixed income securities available for sale as of December 31, 1996 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                      Amortized      Fair
Due to Maturity                         Cost        Value
---------------                       ---------   ---------

One year or less                      $ 11,959    $ 12,041
After one year through five years       53,924      55,655
After five years through ten years      46,378      45,744
After ten years                         27,728      27,634
Mortgage-backed securities              29,718      29,426
                                      --------    --------
      Total available for sale        $169,707    $170,500
                                      ========    ========


NOTE 5 - INVESTMENT INCOME AND REALIZED GAINS AND LOSSES
--------------------------------------------------------

Investment income summarized by type of investment was as follows:

                                    1996       1995      1994
                                    ----       ----      ----

Fixed income securities           $ 9,061    $ 8,582   $ 2,322
Contract loans                        267        165       100
Cash and cash equivalents           2,093      1,940     1,054
                                  -------    -------   -------
      Gross investment income      11,421     10,687     3,476

Investment expenses                    19         21         9
                                  -------    -------   -------
Net investment income             $11,402    $10,666   $ 3,467
                                  =======    =======   =======


Gross realized investment gains and losses on sales of all types of investments are as follows:

                                        Year Ended December 31,
                                       -------------------------
                                       1996     1995       1994
                                       ----     ----       ----
Fixed income securities:
   Realized gains                     $2,913   $   57     $   9
   Realized losses                       160        2         -

Other investments:
   Realized gains                          1        -         -
   Realized losses                         3        6         2
                                      ------   ------   -------
Total net realized investment gains   $2,751   $   49   $     7
                                      ======   ======   =======



NOTE 6 - STATUTORY DEPOSIT
--------------------------

Bonds with a carrying value of $2.2 million and $2.1 million and a market value of $2.3 million and $2.2 million at December 31, 1996 and 1995, respectively, are on deposit with various state insurance departments as required by law.


NOTE 7 - SEPARATE ACCOUNT BUSINESS
----------------------------------

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The excess of separate account assets over separate account liabilities at December 31, 1996 and 1995 represents the difference between the full account value of annuity contracts and reserves required to be held for these contracts.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has four subaccounts, each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is a diversified, open-end management investment company. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value.

Effective January 22, 1991, a fixed account was added as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company. Considerations received on variable life insurance and variable annuity contracts are included in income and correspondingly offset by transfers to the Variable Accounts.

The Company records premium income and considerations received from the sale of variable insurance and annuity contracts, and pays death claims on these contracts. The premiums and considerations received and death claims paid are included in the Statement of Operations.

The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The daily charges to the separate accounts are based on the average daily net assets at the following annual rates:

                                           1996      1995      1994
                                   Rate   Charges   Charges   Charges
                                   ----   -------   -------   -------

Variable Insurance Account         .06%   $   696   $   516   $   375
Variable Insurance Account II      2.3%        52        48        45
Variable Annuity Account I         1.1%    27,568    21,891    18,983
                                          -------   -------   -------
                                          $28,316   $22,455   $19,403
                                          =======   =======   =======

Income from these charges is included in the Statement of Income.

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges and annual administrative charges as follows:

                                          1996     1995     1994
                                          ----     ----     ----

Variable Insurance Account               $8,206   $7,307   $6,284
Variable Insurance Account II                 -        -       20
Variable Annuity Account I                1,569    1,861    1,438
                                         ------   ------   ------
                                         $9,775   $9,168   $7,742
                                         ======   ======   ======


NOTE 8 - RELATED PARTY TRANSACTIONS
-----------------------------------

Lutheran Brotherhood provides administrative services to and collects premiums for the Company. The net payable at December 31, 1996 represents the unpaid balance of these administrative services net of the premiums collected but not transferred to the Company.

Lutheran Brotherhood allocated approximately $12.8 million, $13.6 million and $22.6 million of operating expenses to the Company in 1996, 1995 and 1994, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions. Lutheran Brotherhood has agreed to provide the Company with capital requirements, if necessary.

Payables to affiliates includes the following:

                                            1996       1995
                                            ----       ----
Lutheran Brotherhood:
Operating expenses payable                $ 1,523     $   -
Premium income                             (1,264)        -

Lutheran Brotherhood Securities Corp.:
Operating expenses payable                     11         39
                                          -------     ------
                                          $   270     $   39
                                          =======     ======


Lutheran Brotherhood Securities Corp. (LBSC) is an affiliate of the Company. The payable represents operating expenses of the Company paid by LBSC that have not been reimbursed as of December 31, 1996 and 1995.

LBSC allocated $0.3 million, $0.4 million and 0.4 million of operating expenses to the Company in 1996, 1995 and 1994, respectively, which includes the costs for various administrative and operating functions. In addition, LBSC, as principal underwriter of the Company's variable products, received commission income from the Company of approximately $16.9 million
$11.5 million and $20.6 million in 1996, 1995 and 1994, respectively.


NOTE 9 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

IRS Audit

The consolidated federal income tax returns of LBFC and subsidiaries (the Company is included in the return) for the years 1993 through 1995 are under examination by the Internal Revenue Service. Discussions are being held with the Service regarding several proposed adjustments relating to the examination of returns for the years 1990 through 1992. Management is unable to estimate the impact of the resolution of the examinations to the Company; however, the impact is not anticipated to have a material effect on stockholder's equity or net income.


NOTE 10 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------------------------------

The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

The following methods and assumptions were used in estimating its fair value disclosures for financial instruments.

Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed maturities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

Loans on Insurance Contracts: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

Cash and Cash Equivalents: The carrying amounts for these assets approximate the assets' fair values.

Other Financial Instruments Reported as Assets: The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income), approximate those assets' fair values.

Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses using similar maturities or by using cash surrender value.

The carrying amounts and estimated fair values of the Company's financial instruments are as follows:



                                                               1996                     1995
                                                    -----------------------   -----------------------
                                                      Carrying      Fair        Carrying       Fair
                                                       Amount      Value         Amount        Value
                                                      --------     -----        --------       -----

Financial instruments recorded as assets:
   Fixed income securities                          $  170,500   $  170,500   $  146,256   $  146,256
   Contract loans                                        4,322        4,322        2,689        2,689
   Cash and cash equivalents                            18,535       18,535       25,362       25,362
   Other financial instruments recorded
     as assets                                           6,882        6,882        8,588        8,588
Financial instruments recorded as liabilities:
   Investment contracts:
      Deferred annuities                             2,876,818    2,804,151    2,371,539    2,295,805
      Supplementary contracts and
        immediate annuities                             22,258       22,258        8,405        8,405




NOTE 11 - STATUTORY FINANCIAL INFORMATION
-----------------------------------------

Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from GAAP. The following reconciles the Company's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Minnesota with net income and stockholder's equity on a GAAP basis.

                                                          Year Ended
                                                          December 31,
                                                         --------------
                                                         1996       1995
                                                         ----       ----

Net change in statutory surplus                        $ 13,316   $ 18,300
Change in asset valuation reserves                          176         10
                                                       --------   --------
      Net change in statutory surplus and asset
        valuation reserves                               13,492     18,310

Adjustments:
   Future contract benefits and contractholders'
     account balances                                    (4,232)   (10,298)
   Deferred policy acquisition costs                     15,756     13,599
   Investment losses                                      2,465        (19)
   Other, net                                           (13,153)    (4,451)
                                                       --------   --------
Net income                                             $ 14,328   $ 17,141
                                                       ========   ========


                                                            Year Ended
                                                           December 31,
                                                           ------------
                                                         1996        1995
                                                         ----        ----

Statutory surplus                                      $ 76,941    $ 63,625
Asset valuation reserves                                    299         123
                                                       --------    --------
      Statutory surplus and asset valuation reserves     77,240      63,748

Adjustments:
   Future contract benefits and contractholders'
     account balances                                   (65,798)    (59,218)
   Deferred policy acquisition costs                    144,843     129,861
   Interest maintenance reserves                          2,714         248
   Valuation of investments                                 792       9,444
   Unearned revenue liability                            (3,801)     (2,940)
   Tax adjustment                                       (11,351)     (4,729)
   Other, net                                              (137)     (4,577)
                                                       --------    --------
Stockholder's equity                                   $144,502    $131,837
                                                       ========    ========

                                 APPENDIX A

                        Illustration of Death Benefits,
                  Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Contract may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Contract issued to an Insured of a given age would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables on pages A-
3 through A-8 illustrate a Contract issued to a male age 35, in the non-tobacco preferred premium class. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured were in a special premium class or if the Insured were a tobacco user because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5% interest rate. The third and sixth columns illustrate the Death Benefit of a Contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the Contract over the designated period. (The Accumulated Value is the total amount held under a Contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a Contract over the designated period. (The Cash Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the Contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge and also that the monthly charge for the cost of insurance are based on the maximum level permitted under the Contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect, Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS--Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .48% of the aggregate average daily net assets of the Fund, based on the following fees:
Growth (0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.23%, 4.77% and 10.77%, respectively, assuming an advisory fee of .48% and a Mortality and Expense Risk Charge of .75% and (b) net annual rates of -1.08%, 4.92% and 10.92%, respectively, assuming an advisory fee of .48% and a Mortality and Expense Risk Charge of .60%.


The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LBVIP and LB have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). For the fiscal year of the Fund ended December 31, 1996, the Fund was reimbursed approximately $2,589,413 for such operating expenses. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.


The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LBVIP does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the Contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made.

Upon request, LBVIP will provide a comparable illustration based upon the proposed Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's gender.


See Appendix D for Illustrations of Death Benefits, Accumulated Values and Cash Surrender Values on VUL 1 contracts.


                  LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
     Male Issue Age: 35; Preferred, $ 1,000.00 Annual Premium, $100,000 Face Amount
                           Option A--Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.     --------------------------------      --------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1      1,050       100,605       605           0 *       100,629       629           0 *
       2      2,152       101,192     1,192         241         101,251     1,251         300
       3      3,310       101,760     1,760         870         101,855     1,855         964
       4      4,525       102,311     2,311       1,481         102,452     2,452       1,621
       5      5,801       102,844     2,245       2,074         103,031     3,031       2,260
       6      7,142       103,359     3,359       2,666         103,603     3,603       2,910
       7      8,549       103,845     3,845       3,229         104,170     4,170       3,553
       8     10,026       104,314     4,314       3,775         104,718     4,718       4,179
       9     11,577       104,754     4,754       4,292         105,261     5,261       4,799
      10     13,206       105,166     5,166       4,780         105,786     5,786       5,400
      11     14,917       105,537     5,537       5,229         106,293     6,293       5,985
      12     16,712       105,869     5,869       5,638         106,771     6,771       6,650
      13     18,598       106,173     6,173       6,019         107,220     7,220       7,066
      14     20,578       106,439     6,439       6,362         107,641     7,641       7,564
      15     22,657       106,666     6,666       6,666         108,033     8,033       8,033
      16     24,840       106,914     6,914       6,914         108,457     8,457       8,457
      17     27,132       107,113     7,113       7,113         108,829     8,829       8,829
      18     29,539       107,250     7,250       7,250         109,149     9,149       9,149
      19     32,065       107,326     7,326       7,326         109,418     9,418       9,418
      20     34,719       107,330     7,330       7,330         109,649     9,649       9,649
      Age
      60     50,113       106,106     6,106       6,106         110,087    10,087      10,087
      65     69,760       101,824     1,824       1,824         108,894     8,894       5,060
      70     94,836       100,000         0           0 *       105,060         0           0 *
      75    126,839       100,000         0           0 *       100,000         0           0 *

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                   LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
      Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B--Level Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming  Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.    --------------------------------      ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------


       1       1,050       100,000       606           0 *       100,000        630           0 *
       2       2,152       100,000     1,195         245         100,000      1,254         303
       3       3,310       100,000     1,767         877         100,000      1,860         970
       4       4,525       100,000     2,323       1,492         100,000      2,461       1,631
       5       5,801       100,000     2,862       2,091         100,000      3,045       2,275
       6       7,142       100,000     3,385       2,691         100,000      3,623       2,930
       7       8,549       100,000     3,880       3,264         100,000      4,196       3,580
       8      10,026       100,000     4,360       3,821         100,000      4,753       4,213
       9      11,577       100,000     4,813       4,351         100,000      5,304       4,842
      10      13,206       100,000     5,240       4,855         100,000      5,839       5,454
      11      14,917       100,000     5,631       5,323         100,000      6,359       6,050
      12      16,712       100,000     5,985       5,753         100,000      6,851       6,620
      13      18,598       100,000     6,314       6,160         100,000      7,317       7,163
      14      20,578       100,000     6,608       6,531         100,000      7,758       7,681
      15      22,657       100,000     6,866       6,866         100,000      8,173       8,173
      16      24,840       100,000     7,150       7,150         100,000      8,623       8,623
      17      27,132       100,000     7,388       7,388         100,000      9,026       9,026
      18      29,539       100,000     7,571       7,571         100,000      9,383       9,383
      19      32,065       100,000     7,697       7,697         100,000      9,695       9,695
      20      34,719       100,000     7,758       7,758         100,000      9,973       9,973
      Age
      60      50,113       100,000     6,899       6,899         100,000     10,730      10,730
      65      69,760       100,000     3,025       3,205         100,000     10,017      10,017
      70      94,836       100,000         0           0 *       100,000      6,794       6,794
      75     126,839       100,000         0           0 *       100,000         0           0 *

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                        LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
        Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A--Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  6%

     [1]       [2]          [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.    --------------------------------      ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1       1,050     100,651        651           0 *       100,676        676           0 *
       2       2,152     101,322      1,322         372         101,385      1,385         434
       3       3,310     102,014      2,014       1,124         102,117      2,117       1,226
       4       4,525     102,728      2,728       1,898         102,885      2,885       2,054
       5       5,801     103,465      3,465       2,694         103,678      3,678       2,907
       6       7,142     104,225      4,225       3,532         104,511      4,511       3,817
       7       8,549     104,999      4,999       4,383         105,384      5,384       4,768
       8      10,026     105,798      5,798       5,259         106,288      6,288       5,749
       9      11,577     106,612      6,612       6,150         107,237      7,237       6,774
      10      13,206     107,442      7,442       7,057         108,220      8,220       7,835
      11      14,917     108,276      8,276       7,968         109,239      9,239       8,931
      12      16,712     109,114      9,114       8,883         110,284     10,284      10,053
      13      18,598     109,969      9,969       9,815         111,356     11,356      11,201
      14      20,578     110,829     10,829      10,752         112,455     12,455      12,378
      15      22,657     111,694     11,694      11,694         113,585     13,585      13,585
      16      24,840     112,627     12,627      12,627         114,807     14,807      14,807
      17      27,132     113,557     13,557      13,557         116,040     16,040      16,040
      18      29,539     114,471     14,471      14,471         117,285     17,285      17,285
      19      32,065     115,369     15,369      15,369         118,542     18,542      18,542
      20      34,719     116,238     16,238      16,238         119,825     19,825      19,825
      Age
      60      50,113     119,884     19,884      19,884         126,488     26,488      26,488
      65      69,760     120,937     20,937      20,937         133,119     33,119      33,119
      70      94,836     116,172     16,172      16,172         138,445     38,445      38,445
      75     126,839     100,011         11          11         139,809     39,809      39,809

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                        LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
          Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:   6%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     --------------------------------     ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1      1,050       100,000       652           0 *       100,000       677           0 *
       2      2,152       100,000     1,326         376         100,000     1,388         437
       3      3,310       100,000     2,022       1,132         100,000     2,123       1,233
       4      4,525       100,000     2,742       1,912         100,000     2,896       2,065
       5      5,801       100,000     3,487       2,716         100,000     3,696       2,925
       6      7,142       100,000     4,258       3,565         100,000     4,536       3,843
       7      8,549       100,000     5,046       4,429         100,000     5,420       4,803
       8     10,026       100,000     5,863       5,323         100,000     6,337       5,797
       9     11,577       100,000     6,699       6,237         100,000     7,300       6,838
      10     13,206       100,000     7,556       7,171         100,000     8,302       7,916
      11     14,917       100,000     8,425       8,117         100,000     9,343       9,035
      12     16,712       100,000     9,306       9,074         100,000    10,416      10,184
      13     18,598       100,000    10,211      10,057         100,000    11,522      11,368
      14     20,578       100,000    11,132      11,055         100,000    12,664      12,587
      15     22,657       100,000    12,070      12,070         100,000    13,844      13,844
      16     24,840       100,000    13,089      13,089         100,000    15,126      15,126
      17     27,132       100,000    14,121      14,121         100,000    16,435      16,435
      18     29,539       100,000    15,157      15,157         100,000    17,773      17,773
      19     32,065       100,000    16,200      16,200         100,000    19,142      19,142
      20     34,719       100,000    17,240      17,240         100,000    20,556      20,556
      Age
      60     50,113       100,000    22,295      22,295         100,000    28,296      28,296
      65     69,760       100,000    26,295      26,295         100,000    37,207      37,207
      70     94,836       100,000    27,210      27,210         100,000    47,273      47,273
      75    126,839       100,000    20,464      20,464         100,000    58,465      58,465

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 6% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                        LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
             Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A--Varying Death Benefit Option

               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%
     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     --------------------------------     ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1      1,050       100,697       697           0 *       100,723       723           0 *
       2      2,152       101,459     1,459         508         101,525     1,525         574
       3      3,310       102,290     2,290       1,400         102,402     2,402       1,511
       4      4,525       103,200     3,200       2,370         103,374     3,374       2,544
       5      5,801       104,197     4,197       3,426         104,441     4,441       3,670
       6      7,142       105,290     5,290       4,596         105,623     5,623       4,930
       7      8,549       106,477     6,477       5,861         106,935     6,935       6,319
       8     10,026       107,781     7,781       7,242         108,378     8,378       7,839
       9     11,577       109,202     9,202       8,740         109,978     9,978       9,516
      10     13,206       110,753    10,753      10,368         111,740    11,740      11,355
      11     14,917       112,436    12,436      12,127         113,682    13,682      13,374
      12     16,712       114,264    14,264      14,033         115,811    15,811      15,580
      13     18,598       116,267    16,267      16,113         118,147    18,147      17,993
      14     20,578       118,450    18,450      18,373         120,713    20,713      20,636
      15     22,657       120,834    20,834      20,834         123,534    23,534      23,534
      16     24,840       123,505    23,505      23,505         126,701    26,701      26,701
      17     27,132       126,416    26,416      26,416         130,163    30,163      30,163
      18     29,539       129,582    29,582      29,582         133,953    33,953      33,953
      19     32,065       133,031    33,031      33,031         138,107    38,107      38,107
      20     34,719       136,780    36,780      36,780         142,676    42,676      42,676
      Age
      60     50,113       161,109    61,109      61,109         173,345    73,345      73,345
      65     69,760       197,863    97,863      97,863         222,740   122,740     122,740
      70     94,836       252,601   152,601     152,601         302,138   202,138     202,138
      75    126,839       333,061   233,061     233,061         429,327   329,327     329,327

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                   LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                          FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
       Male Issue Age: 35; Preferred, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     --------------------------------     ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------


       1      1,050       100,000       699           0 *       100,000       724          0 *
       2      2,152       100,000     1,463         512         100,000     1,528        577
       3      3,310       100,000     2,299       1,409         100,000     2,409      1,518
       4      4,525       100,000     3,217       2,386         100,000     3,388      2,557
       5      5,801       100,000     4,224       3,454         100,000     4,463      3,692
       6      7,142       100,000     5,332       4,639         100,000     5,657      4,963
       7      8,549       100,000     6,540       5,924         100,000     6,983      6,367
       8     10,026       100,000     7,871       7,332         100,000     8,446      7,906
       9     11,577       100,000     9,328       8,866         100,000    10,070      9,608
      10     13,206       100,000    10,927      10,541         100,000    11,864     11,479
      11     14,917       100,000    12,671      12,363         100,000    13,846     13,538
      12     16,712       100,000    14,580      14,349         100,000    16,028     15,797
      13     18,598       100,000    16,684      16,530         100,000    18,432     18,278
      14     20,578       100,000    18,997      18,920         100,000    21,085     21,008
      15     22,657       100,000    21,542      21,542         100,000    24,016     24,016
      16     24,840       100,000    24,413      24,413         100,000    27,321     27,321
      17     27,132       100,000    27,577      27,577         100,000    30,963     30,963
      18     29,539       100,000    31,061      31.061         100,000    34,984     34,984
      19     32,065       100,000    34,907      34,907         100,000    39,430     39,430
      20     34,719       100,000    39,154      39,154         100,000    44,362     44,362
      Age
      60     50,113       100,000    68,474      68,474         105,325    78,601     78,601
      65     69,760       144,189   118,188     118,188         166,043   136,101    136,101
      70     94,836       231,387   199,471     199,471         268,234   231,236    231,236
      75    126,893       356,296   332,987     332,987         416,324   389,088    389,088

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the Contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the Contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this Contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a Contract would be different from those shown above if the actual investment results applicable to the Contract average 12% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                                   APPENDIX B
                        DEFERRED ADMINISTRATIVE CHARGES
                          PER $1,000 OF FACE AMOUNT

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insured's with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or "Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than a 1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 ore more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                                        TABLE 1
                                           FACE AMOUNTS LESS THAN $500,000

                                                  Maximum Deferred
                                    Administrative Charges Per $1,000 of Face Amount

                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------------              -------------        ------------          ----------------

                                        Male    Female     Male    Female         Male     Female
                                        ----    ------     ----    ------         ----     ------

                   0-4                  $7.20   $7.20
                   5-9                  $7.20   $7.20
                 10-14                  $7.20   $7.20
                 15-17                  $7.20   $7.20
                 18-24                                    $ 9.00    $5.40         $ 9.00   $ 5.40
                 25-29                                    $ 9.00    $5.40         $ 9.00   $ 5.40
                 30-34                                    $10.80    $7.20         $10.80   $ 5.40
                 35-39                                    $12.60    $9.00         $10.80   $ 5.40
                 40-44                                    $14.40    $10.80        $12.60   $ 7.20
                 45-49                                    $16.20    $12.60        $12.60   $ 7.20
                 50-54                                    $18.00    $14.40        $14.40   $ 9.00
                 55-59                                    $18.00    $14.40        $14.40   $10.80
                 60-64                                    $18.00    $14.40        $14.40   $10.80
                 65-69                                    $18.00    $14.40        $14.40   $10.80
                 70-74                                    $18.00    $14.40        $14.40   $10.80
                 75-   79                                 $18.00    $14.40        $14.40   $10.80
                 80-85                                    $18.00    $14.40        $14.40   $10.80

                                                        TABLE 2
                           FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000

                                                    Maximum Deferred
                                Administrative Charges Per $1,000 of Face Amount


                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------------              -------------        ------------          ----------------

                                        Male    Female     Male    Female         Male     Female
                                        ----    ------     ----    ------         ----     ------


                   0-4                  $1.80   $1.80
                   5-9                  $1.80   $1.80
                 10-14                  $1.80   $1.80
                 15-17                  $1.80   $1.80
                 18-24                                    $ 3.60    $3.60         $ 1.80   $1.80
                 25-29                                    $ 3.60    $3.60         $ 1.80   $1.80
                 30-34                                    $ 5.40    $5.40         $ 3.60   $1.80
                 35-39                                    $ 7.20    $5.40         $ 3.60   $1.80
                 40-44                                    $ 9.00    $7.20         $ 5.40   $3.60
                 45-49                                    $10.80    $7.20         $ 7.20   $3.60
                 50-54                                    $12.60    $9.00         $10.80   $5.40
                 55-59                                    $14.40    $9.00         $12.60   $5.40
                 60-64                                    $16.20    $9.00         $14.40   $5.40
                 65-69                                    $16.20    $9.00         $14.40   $5.40
                 70-74                                    $16.20    $9.00         $14.40   $5.40
                 75-79                                    $16.20    $9.00         $14.40   $5.40
                 80-85                                    16.20     9.00          $14.40   $5.40

                                              TABLE 3
                                FACE AMOUNTS OF $1,000,000 OR MORE

                                         Maximum Deferred
                         Administrative Charges Per $1,000 of Face Amount

                       Standard
                    (Attained Age
                      under 18)              Tobacco User          Non Tobacco User
   Attained Age    Male     Female         Male     Female         Male       Female
   -----------     ----     ------         ----     ------         ----       ------

       0-4         $1.80     $1.80
       5-9         $1.80     $1.80
       10-14       $1.80     $1.80
       15-17       $1.80     $1.80
       18-24                              $1.80     $1.80          $1.80       $1.80
       25-29                              $1.80     $1.80          $1.80       $1.80
       30-34                              $3.60     $3.60          $1.80       $1.80
       35-39                              $3.60     $3.60          $1.80       $1.80
       40-44                              $5.40     $3.60          $3.60       $1.80
       45-49                              $7.20     $3.60          $3.60       $1.80
       50-54                              $9.00     $5.40          $5.40       $1.80
       55-59                              $9.00     $5.40          $5.40       $1.80
       60-64                              $9.00     $5.40          $5.40       $1.80
       65-69                              $9.00     $5.40          $5.40       $1.80
       70-74                              $9.00     $5.40          $5.40       $1.80
       75-79                              $9.00     $5.40          $5.40       $1.80
       80-85                              $9.00     $5.40          $5.40       $1.80


                                 APPENDIX C

                   Initial Monthly Administrative Charges
                         Per $1,000 of Face Amount

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18 the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maxmimum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than a 1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 ore more. Subsequent requested increases in Face Amount that result in a total Face Amount that equals or exceeds the next range of Face Amount, will qualify for the lower charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.


                                                          TABLE 1
                                               FACE AMOUNTS LESS THAN $500,000

                                           Initial Monthly Administrative Charges
                                                   Per $1,000 of Face Amount


                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------------              -------------        ------------          ----------------

                                        Male    Female     Male    Female         Male     Female
                                        ----    ------     ----    ------         ----     ------


                   0-4                  $0.04   $0.04
                   5-9                  $0.04   $0.04
                 10-14                  $0.04   $0.04
                 15-17                  $0.04   $0.04
                 18-24                                    $0.05     $0.05        $0.03     $0.03
                 25-29                                    $0.05     $0.05        $0.03     $0.03
                 30-34                                    $0.06     $0.06        $0.04     $0.03
                 35-39                                    $0.07     $0.06        $0.05     $0.03
                 40-44                                    $0.08     $0.07        $0.06     $0.04
                 45-49                                    $0.09     $0.07        $0.07     $0.04
                 50-54                                    $0.10     $0.08        $0.08     $0.05
                 55-59                                    $0.10     $0.08        $0.08     $0.06
                 60-64                                    $0.10     $0.08        $0.08     $0.06
                 65-69                                    $0.10     $0.08        $0.08     $0.06
                 70-74                                    $0.10     $0.08        $0.08     $0.06
                 75-79                                    $0.10     $0.08        $0.08     $0.06
                 80-86                                    $0.10     $0.08        $0.08     $0.06

                                                 TABLE 2
                         FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000

                               Initial Monthly Administrative Charges
                                       Per $1,000 of Face Amount

                                          Standard
                                       (Attained Age
             Attained Age                 under 18)         Tobacco User          Non Tobacco User
             ------------              -------------        ------------          ----------------

                                        Male    Female     Male    Female         Male     Female
                                        ----    ------     ----    ------         ----     ------



                   0-4                  $0.01   $0.01
                   5-9                  $0.01   $0.01
                 10-14                  $0.01   $0.01
                 15-17                  $0.01   $0.01
                 18-24                                   $0.02    $0.02         $0.01    $0.01
                 25-29                                   $0.02    $0.02         $0.01    $0.01
                 30-34                                   $0.03    $0.03         $0.02    $0.01
                 35-39                                   $0.04    $0.03         $0.02    $0.01
                 40-44                                   $0.05    $0.04         $0.03    $0.02
                 45-49                                   $0.06    $0.04         $0.04    $0.02
                 50-54                                   $0.07    $0.05         $0.06    $0.03
                 55-59                                   $0.08    $0.05         $0.07    $0.03
                 60-64                                   $0.09    $0.05         $0.08    $0.03
                 65-69                                   $0.09    $0.05         $0.08    $0.03
                 70-74                                   $0.09    $0.05         $0.08    $0.03
                 75-79                                   $0.09    $0.05         $0.08    $0.03
                 80-85                                   $0.09    $0.05         $0.08    $0.03


                                               TABLE 3
                                  FACE AMOUNTS OF $1,000,000 OR MORE

                                      Initial Monthly Charges
                                     Per $1,000 of Face Amount


                       Standard
                    (Attained Age
                      under 18)              Tobacco User          Non Tobacco User
   Attained Age    Male     Female         Male     Female         Male       Female
   -----------     ----     ------         ----     ------         ----       ------

        0-4        $0.01     $0.01
        5-9        $0.01     $0.01
       10-14       $0.01     $0.01
       15-17       $0.01     $0.01
       18-24                              $0.01     $0.01          $0.01       $0.01
       25-29                              $0.01     $0.01          $0.01       $0.01
       30-34                              $0.02     $0.02          $0.01       $0.01
       35-39                              $0.02     $0.02          $0.01       $0.01
       40-44                              $0.03     $0.02          $0.02       $0.01
       45-49                              $0.04     $0.02          $0.02       $0.01
       50-54                              $0.05     $0.03          $0.03       $0.01
       55-59                              $0.05     $0.03          $0.03       $0.01
       60-64                              $0.05     $0.03          $0.03       $0.01
       65-69                              $0.05     $0.03          $0.03       $0.01
       70-74                              $0.05     $0.03          $0.03       $0.01
       75-79                              $0.05     $0.03          $0.03       $0.01
       80-85                              $0.05     $0.03          $0.03       $0.01

                                  APPENDIX D

PRIOR CONTRACTS

Prior to May 1, 1997, LBVIP issued another class of flexible premium variable life insurance contract ("prior contract" or "VUL 1" contracts), which will no longer be issued as various states approve the Contract. However, premium payments may still be made under the VUL 1 contracts.

The principal differences between the Contracts and the VUL 1 contracts relate to the charges made by LBVIP, issue ages and maturity date, and different ranges of Face Amounts, and the length of the Death Benefit Guarantee period.

Charges and Deductions

Generally speaking, the Decrease Charge under VUL 1 contracts is assessed for 10 years (120 months) as opposed to the Decrease Charge under the Contract, which is generally assessed for 15 years (180 months). In addition, the basic monthly administration charge for VUL 1 contracts is $4.00, as opposed to $10.00 for the Contract. The VUL 1 contracts also use different premium classes and may have different cost of insurance charges. The prospectus descriptions of the Decrease Charge, Monthly Administration Charges, Cost of Insurance Rate and Premium Class are modified by the following discussion applicable to the VUL 1 contracts.

Decrease Charge

Decrease Charge. A deferred charge (the "Decrease Charge") will be deducted upon VUL 1 contract lapse or surrender, or in part upon a requested decrease in Face Amount, if these events occur before 120 Monthly Deductions have been made (that is, approximately ten years) following Contract issuance or a requested increase in Face Amount. The Decrease Charge consists of a contingent deferred sales charge (the "Contingent Deferred Sales Charge") and a deferred administrative charge (the "Deferred Administrative Charge"). The term "Decrease Charge" is used to describe this charge because, during the applicable 10-year period, the charge is imposed in connection with a decrease in the Face Amount, either as the result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

For information concerning the Contingent Deferred Sales Charge, except for the figures based on a 15, as opposed to 10, year assessment period, see the discussion under the caption "Decrease Charge", commencing on page 34 of the Prospectus.

Deferred Administrative Charge. At the time of contract issuance for a VUL 1 contract, LBVIP will compute a Deferred Administrative Charge. In general, this charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and whether the Insured is a smoker or nonsmoker. For Insureds with an Attained Age under 20, the Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at the time of VUL 1 contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix D-2. As shown in Appendix D-2, the Deferred Administrative Charge per $1,000 of Face Amount will be less for VUL 1 contracts having a Face Amount at issuance that equals or exceeds $250,000.

The maximum Deferred Administrative Charge, as determined at the time of the VUL 1 contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 120 Monthly Deductions have been made, this Deferred Administrative Charge will be reduced in level amounts equal to approximately .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis). In this way, the Deferred Administrative Charge will be reduced to zero as of the Monthly Anniversary when the 120th Monthly Deduction is made.

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts equal to .83% of the maximum Deferred Administrative Charge (or a 10% reduction of the maximum Deferred Administrative Charge on an annual basis) as Monthly Deductions are taken on the effective date of the increase and as of each succeeding Monthly Anniversary until 120 Monthly Deductions have been made after the effective date of the increase, when the Deferred Administrative Charge on the increase will be reduced to zero.

For information concerning the method of deducting the Decrease Charge, see the discussion under the caption "Method of Deduction and Effect of Decrease Charge", commencing on page 37 of the Prospectus.

Monthly Deduction

Basic Monthly Administrative Charge. A basic monthly administrative charge of $4.00 will be deducted from Accumulated Value on the Contract Date and each Monthly Anniversary as part of the Monthly Deduction.

Initial Monthly Administrative Charge. The Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 20, upon whether the Insured is a smoker or a nonsmoker. The Initial Monthly Administrative Charge per $1,000 of Face Amount will be determined from Appendix D-3. As shown in Appendix D-3, the Initial Monthly Administrative Charge will be less for Contracts having a Face Amount at issuance that equals or exceeds $250,000.

If the Face Amount is increased, a separate Initial Monthly Administrative Charge will be deducted from Accumulated Value as part of the first 120 Monthly Deductions after the increase beginning with the Monthly Anniversary on which the increase becomes effective. This separate Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

See the discussion under "Accumulated Value Charges -- Decrease Charge -- Amount of Deferred Administrative Charge" in the Prospectus for application of the Deferred Administrative Charge to spouse riders.

The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. LBVIP will not, however, be reimbursed twice for these expenses. If a Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the 10-year period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the 10-year period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this 10-year period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, the Initial Monthly Administrative Charge will be reduced because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, the Initial Monthly
Administrative Charge will be reinstated until a total of 120 Monthly Deductions have been taken. See "PAYMENT AND ALLOCATION OF PREMIUMS-- Contract Lapse and Reinstatement".

Cost of Insurance Rate

Under VUL 1 contracts, cost of insurance rates are be based on the initial Face Amount and the gender, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on LBVIP's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the VUL 1 contract. These guaranteed rates are based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table. Any change in the cost of insurance rates will generally apply to all persons of the same Attained Age, gender and premium class. In general, the actual cost of insurance rate will be lower for VUL 1 contracts having a Face Amount at issuance or after a requested increase that equals or exceeds $250,000.

Premium Class

Under VUL 1 contracts, LBVIP places Insureds into standard premium classes and into substandard premium classes, which involve a higher mortality risk. In an otherwise identical VUL 1 contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Any Insured with an Attained Age at issuance under 20 will not be classified initially as a smoker or nonsmoker and then will be classified as a smoker at Attained Age 20 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. (LBVIP will provide notice to the Contract Owner of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Attained Age 20.)

Maturity Date

As long as VUL 1 contracts remain in force, VUL 1 contracts provide life insurance coverage on the named Insured up to the Insured's Attained Age 96. The Maturity Date under VUL 1 contracts is the Contract Anniversary on or next following the Insured's 96th birthday. If the Insured is living on the Maturity Date of the VUL 1 contract, LBVIP will pay the Accumulated Value for the VUL 1 contract on the Maturity Date, reduced by any Contract Debt and any unpaid Monthly Deductions and the VUL 1 contract will be terminated. The Maturity Date is shown in the VUL 1 contract.

Issue Age and Minimum Face Amounts

VUL 1 contracts will be issued only on Insureds who have an Attained Age of 80 or less and who provide satisfactory evidence of insurability. The Minimum Face Amount of a VUL 1 contract is $50,000 for Insureds with an Attained Age of 20 through 50, and $25,000 for all other Insureds. The Minimum Face Amount for a requested increase is $10,000 and a VUL 1 contract owner may not increase the Face Amount after the Insured's Attained Age 80.

Ranges of Face Amounts

VUL 1 contracts have two ranges of Face Amounts: Face Amounts of less that $250,000; and Face Amounts of $250,000 or more.

Death Benefit Guarantee Duration

For VUL 1 contracts, if sufficient premium payments have been made, the Death Benefit Guarantee will apply until the latter of the Insured's Attained Age 71 and the Attained Age of the Insured at the end of a period ranging from 6 to 31 years after the Date of Issue.

Other Provisions

Under VUL 1 contracts, a loan request must be made in a minimum amount of $100.

Sales and Other Agreements

For VUL 1 contracts with an initial Face Amount greater than or equal to $1,000,000, during the first Contract Year after issue or following an increase in Face Amount, the commissions will be not more than 40% of the applicable Death Benefit Guarantee Premium.

                                 APPENDIX D-1

                        Illustration of Death Benefits,
                  Accumulated Values and Cash Surrender Values
                             For VUL 1 Contracts

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a VUL 1 contract may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a VUL 1 contract issued to an Insured of a given age (who pays a Scheduled Premium of $1,000 ) would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 6 percent and 12 percent. The tables on pages D-1(a) through D-1(h) illustrate a VUL 1 contract issued to a male age 35 in the nonsmoker premium class. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured were in a special premium class or if the Insured were a smoker because the cost of insurance would be increased. Also, the Death Benefits, Accumulated Values and Cash Surrender Values would be different from those shown if the gross annual investment returns averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual Contract Years.

The second column of the tables shows the Accumulated Value of the premiums paid at a 5% interest rate. The third and sixth columns illustrate the Death Benefit of a VUL 1 contract over the designated period. The fourth and seventh columns illustrate the Accumulated Value of the VUL 1 contract over the designated period. (The Accumulated Value is the total amount held under a VUL 1 contract at any time.) The fifth and eighth columns illustrate the Cash Surrender Value of a VUL 1 contract over the designated period. (The Cash Surrender Value is equal to the Accumulated Value less any Decrease Charge, Contract Debt (assumed to be 0 in these illustrations) and unpaid Monthly Deductions (also assumed to be 0 in these illustrations).) The sixth through the eighth columns assume that throughout the life of the VUL 1 contract, the monthly charge for the cost of insurance is based on the current cost of insurance rates and the current Mortality and Expense Risk Charge. The third through the fifth columns assume that the Mortality and Expense Risk Charge and also that the monthly charge for the cost of insurance are based on the maximum level permitted under the VUL 1 contract. These maximum allowable cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table.

Because the Death Benefit values vary depending on the Death Benefit Option in effect, Option A and Option B are illustrated separately. (Option A provides for a Death Benefit equal to the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value and Option B provides for a Death Benefit equal to the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value.)

Any amounts held in the Loan Account would not participate in the investment experience illustrated in these tables. Instead, such amounts will be credited with interest as described in the Prospectus in the section entitled, "CONTRACT RIGHTS--Loan Privileges".

The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values for the VUL 1 contract reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The values shown take into account the following fees and charges: the daily investment advisory fee paid by the Fund, which is assumed to be equivalent to an annual rate of .48% of the aggregate average daily net assets of the Fund, based on the following fees: Growth (0.40%); High Yield (0.40%); Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks, which is equivalent to a charge at an annual current rate of
 .60% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of .75%. After deduction of these amounts, the illustrated gross annual investment rates of return 0%, 6% and 12% correspond to (a) net annual rates of -1.23%, 4.77% and 10.77%, respectively, assuming an advisory fee of .48% and a Mortality and Expense Risk Charge of .75% and (b) net annual rates of -1.08%, 4.92% and 10.92%, respectively, assuming an advisory fee of .48% and a Mortality and Expense Risk Charge of .60%.


The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values do not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LB and LBVIP have agreed to reimburse the Fund for these operating expenses pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). For the fiscal year of the Fund ended December 31, 1996, the Fund was reimbursed approximately $2,589,413 for such operating expenses. The Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement Agreement were terminated, the Fund would be required to pay these operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.


The hypothetical values shown in the tables do not reflect any charges for Federal income taxes attributable to the Variable Account because LBVIP does not currently make any such charges. However, such charges may be made in the future and, in that event, the gross annual investment return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See section entitled "FEDERAL TAX MATTERS" in the Prospectus.)

The tables illustrate the VUL 1 contract values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Contract loans have been made. The tables are also based on the assumptions that the Contract Owner has not requested an increase or decrease in the Face Amount, that no partial surrenders have been made and that no transfers above two have been made in any Contract Year.

Upon request, LBVIP will provide a comparable illustration based upon the proposed Insured's age, gender (except for Contracts issued in the state of Montana) and premium class, the Death Benefit Option, Face Amount, Scheduled Premium and any available riders requested. Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the insured's sex.


                LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
         Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A--Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.     --------------------------------      --------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1      1,050       100,675       675          63         100,712       712         100
       2      2,152       101,331     1,331         767         101,405     1,405         841
       3      3.310       101,967     1,967       1,451         102,079     2,079       1,563
       4      4,525       102,583     2,583       2,115         102,733     2,733       2,265
       5      5,801       103,179     3,179       2,759         103,369     3,660       2,949
       6      7,142       103,756     3,756       3,420         103,986     3,986       3,650
       7      8,549       104,303     4,303       4,051         104,584     4,584       4,332
       8     10,026       104,831     4,831       4,663         105,164     5,164       4,996
       9     11,577       105,329     5,329       5,245         105,726     5,726       5,642
      10     13,206       105,796     5,796       5,796         106,270     6,270       6,270
      11     14,917       106,282     6,282       6,282         106,832     6,832       6,832
      12     16,712       106,727     6,727       6,727         107,364     7,364       7,364
      13     18,598       107,142     7,142       6,727         107,867     7,867       7,867
      14     20,578       107,517     7,517       7,517         108,340     8,340       8,340
      15     22,657       107,851     7,851       7,851         108,773     8,773       8,773
      16     24,840       108,146     8,146       8,146         109,165     9,165       9,165
      17     27,132       108,389     8,389       8,389         109,518     9,518       9,518
      18     29,539       108,570     8,570       8,570         109,831     9,831       9,831
      19     32,065       108,690     8,690       8,690         110,082    10,082      10,082
      20     34,719       108,737     8,737       8,737         110,270    10,270      10,270
      Age
      60     50,113       107,725     7,725       7,725         110,093    10,093      10,093
      65     69,760       103,660     3,660       3,660         107,724     7,724       7,724
      70     94,836       100,000         0           0 *       102,102     2,102       2,102
      75    126,839       100,000         0           0 *       100,000         0           0

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                 LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
         Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B--Level Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  0%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming  Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.    --------------------------------      ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1       1,050       100,000       677          65         100,000        713         101
       2       2,152       100,000     1,335         771         100,000      1,405         844
       3       3,310       100,000     1,975       1,459         100,000      2,086       1,570
       4       4,525       100,000     2,596       2,128         100,000      2,745       2,277
       5       5,801       100,000     3,200       2,780         100,000      3,387       2,967
       6       7,142       100,000     3,786       3,340         100,000      4,011       3,675
       7       8,549       100,000     4,343       4,091         100,000      4,619       4,367
       8      10,026       100,000     4,884       4,716         100,000      5,210       5,042
       9      11,577       100,000     5,397       5,313         100,000      5,785       5,701
      10      13,206       100,000     5,883       5,883         100,000      6,344       6,344
      11      14,917       100,000     6,390       6,390         100,000      6,924       6,924
      12      16,712       100,000     6,859       6,859         100,000      7,477       7,477
      13      18,598       100,000     7,302       7,302         100,000      8,004       8,004
      14      20,578       100,000     7,709       7,709         100,000      8,505       8,505
      15      22,657       100,000     8,080       8,080         100,000      8,970       8,970
      16      24,840       100,000     8,415       8,415         100,000      9,399       9,399
      17      27,132       100,000     8,705       8,705         100,000      9,794       9,794
      18      29,539       100,000     8,939       8,939         100,000     10,154      10,154
      19      32,065       100,000     9,118       9,118         100,000     10,458      10,458
      20      34,719       100,000     9,231       9,231         100,000     10,708      10,708
      Age
      60      50,113       100,000     8,653       8,653         100,000     10,967      10,967
      65      69,760       100,000     5,136       5,136         100,000      9,219       9,219
      70      94,836       100,000         0           0 *       100,000      4,229       4,229
      75     126,839       100,000         0           0 *       100,000          0           0 *

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                 LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                     FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
         Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A--Varying Death Benefit Option
                Assumed Hypothetical Gross Annual Investment Rate of Return:  6%

     [1]       [2]          [3]        [4]          [5]           [6]        [7]          [8]
              Premiums    Assuming Guaranteed Costs (1)(2)      Assuming Current Costs (1)(2)
              Accumul.    --------------------------------      ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1       1,050     100,724        724         112         100,762        762         150
       2       2,152     101,470      1,470         906         101,549      1,549         985
       3       3,310     102,240      2,240       1,724         102,363      2,363       1,847
       4       4,525     103,034      3,034       2,566         103,205      3,205       2,737
       5       5,801     103,854      3,854       3,434         104,076      4,076       3,656
       6       7,142     104,701      4,701       4,365         104,977      4,977       4,641
       7       8,549     105,564      5,564       5,312         105,911      5,911       5,659
       8      10,026     106,456      6,456       6,288         106,878      6,878       6,710
       9      11,577     107,365      7,365       7,281         107,881      7,881       7,797
      10      13,206     108,294      8,294       8,294         108,920      8,920       8,920
      11      14,917     109,291      9,291       9,291         110,036     10,036      10,026
      12      16,712     110,300     10,300      10,300         111,182     11,182      11,182
      13      18,598     111,332     11,332      11,332         112,359     12,359      12,359
      14      20,578     112,376     12,376      12,376         113,571     13,571      13,571
      15      22,657     113,434     13,434      13,343         114,805     14,805      14,805
      16      22,840     114,505     14,505      14,505         116,063     16,063      16,063
      17      24,840     115,579     15,579      15,579         117,346     17,346      17,346
      18      29,529     116,642     16,642      16,642         118,656     18,656      18,656
      19      32,065     117,695     17,695      17,695         119,968     19,968      19,968
      20      34,719     118,725     18,725      18,725         121,284     21,284      21,284
      Age
      60      50,113     123,281     23,281      23,281         127,687     27,687      27,687
      65      59,760     125,463     25,463      25,463         133,290     33,290      33,290
      70      94,836     122,137     22,137      22,137         136,533     36,533      36,533
      75     126,839     107,873      7,873       7,873         134,219     34,219      34,219

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.


                LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:   6%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     --------------------------------     ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1       1,050       100,000       725         113         100,000        763         151
       2       2,152       100,000     1,475         911         100,000      1,533         989
       3       3,310       100,000     2,249       1,733         100,000      2,371       1,855
       4       4,525       100,000     3,051       2,583         100,000      3,218       2,750
       5       5,801       100,000     3,880       3,460         100,000      4,098       3,678
       6       7,142       100,000     4,739       4,403         100,000      5,010       4,674
       7       8,549       100,000     5,618       5,366         100,000      5,958       5,706
       8      10,026       100,000     6,530       6,362         100,000      6,942       6,774
       9      11,577       100,000     7,465       7,381         100,000      7,967       7,883
      10      13,206       100,000     8,425       8,425         100,000      9,032       9,032
      11      14,917       100,000     9,462       9,462         100,000     10,181      10,181
      12      16,712       100,000    10,518      10,518         100,000     11,367      11,367
      13      18,598       100,000    11,607      11,607         100,000     12,593      12,593
      14      20,578       100,000    12,720      12,720         100,000     13,863      13,863
      15      22,657       100,000    13,860      13,860         100,000     15,168      15,168
      16      24,840       100,000    15,028      15,028         100,000     16,512      16,512
      17      27,132       100,000    16,218      16,218         100,000     17,898      17,898
      18      29,539       100,000    17,420      17,420         100,000     19,328      19,328
      19      32,065       100,000    18,636      18,636         100,000     20,787      20,787
      20      34,719       100,000    19,861      19,861         100,000     22,278      22,278
      Age
      60      50,113       100,000    26,024      26,024         100,000     30,181      30,181
      65      69,760       100,000    31,622      31,622         100,000     38,967      38,967
      70      94,836       100,000    35,118      35,118         100,000     48,643      48,643
      75     126,839       100,000    33,220      33,220         100,000     59,142      59,142

(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option A--Varying Death Benefit Option

               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%
     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     --------------------------------     ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1       1,050     100,772        772         160         100,811        811         199
       2       2,152     101,616      1,616       1,052         101,699      1,699       1,135
       3       3,310     102,537      2,537       2,021         102,672      2,672       2,156
       4       4,525     103,545      3,545       3,077         103,737      3,737       3,269
       5       5,801     104,650      4,650       4,230         104,907      4,907       4,487
       6       7,142     105,860      5,860       5,524         106,192      6,192       5,856
       7       8,549     107,176      7,176       6,924         107,604      7,604       7,352
       8      10,026     108,620      8,620       8,452         109,158      9,158       8,990
       9      11,577     110,195     10,195      10,111         110,869     10,869      10,785
      10      13,206     111,195     11,195      11,915         112,754     12,754      12,754
      11      14,917     113,845     13,845      13,845         112,870     12,870      12,870
      12      16,712     115,945     15,945      15,945         114,870     14,870      14,870
      13      18,598     118,246     18,246      18,246         117,193     17,193      17,193
      14      20,578     120,757     20,757      20,757         119,743     19,743      19,743
      15      22,657     123,500     23,500      23,500         122,548     22,548      22,548
      16      22,840     126,502     26,502      26,502         125,620     25,620      25,620
      17      24,840     129,776     29,776      29,776         128,990     28,990      28,990
      18      29,529     133,339     33,339      33,339         132,690     32,690      32,690
      19      32,065     137,224     37,224      37,224         141,205     41,205      41,205
      20      34,719     141,451     41,451      41,451         146,075     46,075      46,075
      Age
      60      50,113     168,952     68,952      68,952         178,313     78,312      78,312
      65      59,760     210,737    110,737     110,737         229,529    129,529     129,529
      70      94,836     273,482    173,482     173,482         311,106    211,106     211,106
      75     126,839     366,732    266,732     266,732         440,799    340,799     340,799


(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.

                LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO AGE 96
        Male Issue Age: 35; Nonsmoker, $1,000.00 Annual Premium, $100,000 Face Amount
                           Option B--Level Death Benefit Option
               Assumed Hypothetical Gross Annual Investment Rate of Return:  12%

     [1]        [2]         [3]        [4]          [5]           [6]        [7]          [8]
              Premiums     Assuming Guaranteed Costs (1)(2)     Assuming Current Costs (1)(2)
              Accumul.     --------------------------------     ---------------------------------
     End of   at 5%                               Cash                                  Cash
     Cont.    Interest    Death     Accumulated   Surrender     Death     Accumulated   Surrender
     Year     Per Year    Benefit   Value         Value         Benefit   Value         Value
     ------   --------    -------   -----------   ---------     -------   -----------   ---------

       1       1,050       100,000       774         162         100,000        813         201
       2       2,152       100,000     1,621       1,057         100,000      1,703       1,139
       3       3,310       100,000     2,548       2,032         100,000      2,680       2,164
       4       4,525       100,000     3,565       3,097         100,000      3,754       3,286
       5       5,801       100,000     4,681       4,261         100,000      4,934       4,514
       6       7,142       100,000     5,909       5,573         100,000      6,234       5,898
       7       8,549       100,000     7,248       6,996         100,000      7,667       7,415
       8      10,026       100,000     8,724       8,556         100,000      9,248       9,080
       9      11,577       100,000    10,341      10,257         100,000     10,994      10,910
      10      13,206       100,000    12,114      12,114         100,000     12,924      12,924
      11      14,917       100,000    14,113      14,113         100,000     15,099      15,099
      12      16,712       100,000    16,303      16,303         100,000     17,497      17,497
      13      18,598       100,000    18,718      18,718         100,000     20,144      20,144
      14      20,578       100,000    21,372      21,372         100,000     23,070      23,070
      15      22,657       100,000    24,297      24,297         100,000     26,297      26,297
      16      24,840       100,000    27,523      27,523         100,000     29,863      29,863
      17      27,132       100,000    31,079      31,079         100,000     33,809      33,809
      18      29,539       100,000    34,998      34,998         100,000     38,182      38,182
      19      32,065       100,000    39,326      39,326         100,000     43,017      43,017
      20      34,719       100,000    44,108      44,108         100,000     48,376      48,376
      Age
      60      50,113       103,407    77,169      77,169         114,614     85,533      85,533
      65      69,760       161,284   132,200     132,200         179,944    147,495     147,495
      70      94,836       256,855   221,426     221,416         289,551    249,613     249,613
      75     126,839       392,693   367,002     367,002         447,977    418,670     418,670


(1) Assumes a $1,000.00 premium is paid at the beginning of each Contract Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Contract loans or partial surrenders have been made. Excessive loans or withdrawals may cause the VUL 1 contract to lapse because of insufficient Cash Surrender Value.

* Based on (1) and (2) above, the Death Benefit Guarantee is in effect to Attained Age 71. Therefore, the VUL 1 contract remains in force even though the Cash Surrender Value is zero. The $1,000.00 premium illustrated is greater than the Death Benefit Guarantee Premium for this VUL 1 contract.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a Contract Owner, and the different investment returns for the Fund. The Death Benefit, Accumulated Value and Cash Surrender Value for a VUL 1 contract would be different from those shown above if the actual investment results applicable to the VUL 1 contract average 0% over a period of years, but also fluctuated above or below the average for individual Contract Years. No representation can be made by us or by the Fund that these hypothetical returns can be achieved for any one year, or sustained over any one year, or sustained over any period of time.
period of time.

                                   APPENDIX D-2
                        DEFERRED ADMINISTRATIVE CHARGES
                          PER $1,000 OF FACE AMOUNT
                                 VUL 1 CONTRACTS


The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 2.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS--Accumulated Value Charges--Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                     TABLE 1
                       FACE AMOUNTS OF LESS THAN $250,000

                                Maximum Deferred
                 Administrative Charges Per $1,000 of Face Amount


     Attained Age at Date of Issuance      Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker
Nonsmoker
     --------------------------------    ------------    ------     --------
-

                   0-4                      $3.60
                   5-9                      $3.60
                 10-14                      $4.80
                 15-19                      $4.80
                 20-24                                    $6.00      $4.80
                 25-29                                    $6.00      $4.80
                 30-34                                    $7.20      $4.80
                 35-39                                    $7.20      $4.80
                 40-44                                    $7.20      $6.00
                 45-49                                    $8.40      $6.00
                 50-54                                    $8.40      $7.20
                 55-59                                    $8.40      $7.20
                 60-64                                    $8.40      $8.40
                 65-69                                    $8.40      $8.40
                 70-74                                    $8.40      $8.40
                 75-80                                    $8.40      $8.40

                                     TABLE 2
                         FACE AMOUNTS OF $250,000 OR MORE

                                Maximum Deferred
                 Administrative Charges Per $1,000 of Face Amount


     Attained Age at Date of Issuance      Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker
Nonsmoker
     --------------------------------    ------------    ------     --------
-

                   0-4                      $2.40
                   5-9                      $2.40
                 10-14                      $3.60
                 15-19                      $3.60
                 20-24                                    $4.80      $3.60
                 25-29                                    $4.80      $3.60
                 30-34                                    $6.00      $3.60
                 35-39                                    $6.00      $3.60
                 40-44                                    $6.00      $4.80
                 45-49                                    $6.00      $4.80
                 50-54                                    $6.00      $6.00
                 55-59                                    $6.00      $6.00
                 60-64                                    $6.00      $6.00
                 65-69                                    $6.00      $6.00
                 70-74                                    $6.00      $6.00
                 75-80                                    $6.00      $6.00


<PAGE
                                 APPENDIX D-3

                   Initial Monthly Administrative Charges
                         Per $1,000 of Face Amount
                              VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the attached tables based upon the initial Face Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or non-smoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract will be determined from Table 1. The lower charges shown in Table 2 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 2.

If the Face Amount is increased, an additional Initial Monthly
Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used. For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 2.


<PAGE
                                     TABLE 1
                         FACE AMOUNTS OF LESS THAN $250,000

                      Initial Monthly Administrative Charges
                           Per $1,000 of Face Amount


     Attained Age at Date of Issuance     Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker     Nonsmoker
     --------------------------------    ------------    ------     ---------

                   0-4                      $0.03
                   5-9                      $0.03
                 10-14                      $0.04
                 15-19                      $0.04
                 20-24                                    $0.05      $0.04
                 25-29                                    $0.05      $0.04
                 30-34                                    $0.06      $0.05
                 35-39                                    $0.06      $0.04
                 40-44                                    $0.06      $0.05
                 45-49                                    $0.07      $0.05
                 50-54                                    $0.07      $0.06
                 55-59                                    $0.07      $0.06
                 60-64                                    $0.07      $0.07
                 65-69                                    $0.07      $0.07
                 70-74                                    $0.07      $0.07
                 75-80                                    $0.07      $0.07

                                     TABLE 2
                         FACE AMOUNTS OF $250,000 OR MORE

                      Initial Monthly Administrative Charges
                           Per $1,000 of Face Amount


     Attained Age at Date of Issuance     Standard
     or Effective Date of Requested     (Attained Age
     Increase, As Appropriate              under 20)     Smoker     Nonsmoker
     --------------------------------    ------------    ------     ---------

                   0-4                      $0.02
                   5-9                      $0.02
                 10-14                      $0.03
                 15-19                      $0.03
                 20-24                                    $0.04      $0.03
                 25-29                                    $0.04      $0.03
                 30-34                                    $0.05      $0.03
                 35-39                                    $0.05      $0.03
                 40-44                                    $0.05      $0.04
                 45-49                                    $0.05      $0.04
                 50-54                                    $0.05      $0.05
                 55-59                                    $0.05      $0.05
                 60-64                                    $0.05      $0.05
                 65-69                                    $0.05      $0.05
                 70-74                                    $0.05      $0.05
                 75-80                                    $0.05      $0.05

                                   Part II


                                UNDERTAKINGS

Undertaking required by Section 26(e)(1) of the Investment Company Act of
1940.

Lutheran Brotherhood Variable Insurance Products Company hereby represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 33-3243, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Lutheran Brotherhood Variable Insurance Products Company.


                   CONTENTS OF AMENDMENT TO REGISTRATION STATEMENT


This Post-Effective Amendment No. 21 to the Registration Statement comprises the following papers and documents:

The facing sheet.

The general form of Prospectus, consisting of __ pages.

The signatures (including Powers of Attorney).

Written consents of the following persons:

     Actuary - filed as Exhibit 6.  (7)
     Accountant - filed as Exhibit 10.  (7)
     Counsel - filed as Exhibit 11.  (7)

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


    A. (1) Resolutions of Board of Directors of Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") establishing the LBVIP Variable Insurance Account ("the Account"). (1)

       (2)  Not Applicable.

       (3) (a) Sales Agreement between Lutheran Brotherhood Securities Corp. ("LBSC") and LBVIP. (2)

            (b) Form of Agreement between LBSC and agents with respect to the sale of the Contracts. (2)

            (c)  Schedules of sales commissions.  (2)

       (4)  Service Agreement between Lutheran Brotherhood and LBVIP.  (2)

       (5)  (a)  Form of Contract.  (6)(3)

            (b)  Available Contract Riders.  (6)(3)

       (6)  (a)  Articles of Incorporation of LBVIP.   (1)

            (b)  Bylaws of LBVIP.  (1)

       (7)  Not Applicable.

       (8)  See Exhibit 1.A.(3)(a).

       (9)   Not Applicable.

       (10)  Contract Application Form.  (2)

2.  See Exhibit 1.A.(5)(a).

3. Opinion of Counsel as to the legality of the securities being registered (including written consent). (5)

4.  None.

5.  Not Applicable.

6.  Actuarial Opinion and Consent.  (7)

7.  Actuarial basis of cash value adjustment pursuant to Rule 6e-
    3(T)(b)(13)(v)(B) under the 1940 Act.  (2)

8. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii) under the 1940 Act. (2)

9. Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(3) under the 1940 Act, brief description of methodology used to support the representation made regarding the level of the Mortality Risk Charge and the Expense Risk Charge pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2) under the 1940 Act.
(1)

10. Accountant's Consent.  (7)

11. Counsel's Consent.  (7)

________________________________

(1) Included in the Registration Statement on Form S-6, Registration No. 33-3243, filed by the Account pursuant to the Securities Act of 1933, as amended, on February 11, 1986.

(2) Included in Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, Registration No. 33-3243, filed by the Account pursuant to the Securities Act of 1933, as amended, on September 29, 1986.

(3) Included in Post-Effective Amendment No. 10 to the Registration Statement on Form S-6, Registration No. 33-3243, filed by the Account pursuant to the Securities Act of 1933, as amended, on May 3, 1991.

(4) Included in Post-Effective Amendment No. 12 to the Registration Statement on Form S-6, Registration No. 33-3243, filed by the Account pursuant to the Securities Act of 1933, as amended, on March 2, 1992.

5) Included in Post-Effective Amendment No. 16 to the Registration Statement on Form S-6, Registration No. 33-3243, filed by the Account pursuant to the Securities Act of 1933, as amended, on April 29, 1994.

(6) Included in Post-Effective Amendment No. 20 to the Registration Statement on Form S-6, Registration No. 33-3243, filed by the Account pursuant to the Securities Act of 1933, as amended, on February 28, 1997.

(7)  Filed herewith.

(8)  To be filed by subsequent amendment.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April 1997.

                                           LBVIP VARIABLE INSURANCE ACCOUNT
                                                     (Registrant)

                                           By  LUTHERAN BROTHERHOOD VARIABLE
                                               INSURANCE PRODUCTS COMPANY
                                                       (Depositor)

                                           By  /s/ Robert P. Gandrud
                                               ----------------------------
                                               Robert P. Gandrud, President

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of April, 1997.

                                           LUTHERAN BROTHERHOOD VARIABLE
                                           INSURANCE PRODUCTS COMPANY
                                                   (Depositor)

                                           By  /s/ Robert P. Gandrud
                                               ----------------------------
                                               Robert P. Gandrud, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the 29th day of April, 1997 by the following directors and officers of Depositor in the capacities indicated:

     /s/ Robert P. Gandrud          President, Chairman (Chief Executive
     ----------------------           Officer)
     Robert P. Gandrud

     /s/ Bruce J. Nicholson         Chief Financial Officer (Principal
     ----------------------           Financial Officer
     Bruce J. Nicholson

     /s/ Anita J.T. Young           Treasurer (Principal Accounting Officer)
     ----------------------
     Anita J.T. Young

     Robert P. Gandrud
     Bruce J. Nicholson        A Majority of the
     Rolf F. Bjelland          Board of Directors
     Paul R. Ramseth
     William H. Reichwald

Otis F. Hilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Lutheran Brotherhood Variable Insurance Products Company pursuant to powers of attorney duly executed by such persons.

                                           /s/ Otis F. Hilbert
                                           ---------------------------------
                                           Otis F. Hilbert, Attorney-in-Fact

LBVIP VARIABLE INSURANCE ACCOUNT
                              INDEX TO EXHIBITS


  Exhibit                                                Sequential Page
  Number                  Exhibit                            Number
  ---------               -------                        ---------------


    6            Actuarial Opinion and Consent

   10            Independent Accountant's Consent

   11            Counsel Consent